Note 7	12 Months Ended
Dec. 31, 2022
Risk Management [Abstract]
Disclosure of risk management [Text Block]	Risk managementRisk factors
The BBVA Group has processes in place for identifying risks and analyzing scenarios in order to enable the Group to manage risks in a dynamic and proactive way.
The risk identification processes are forward looking to seek the identification of emerging risks and take into account the concerns of both the business areas, which are close to the reality of the different geographical areas, and the corporate areas and senior management.
Risks are identified and measured consistently using the methodologies deemed appropriate in each case. Their measurement includes the design and application of scenario analyses and stress testing and considers the controls to which the risks are subjected.
As part of this process, a forward projection of the Risk Appetite Framework (hereinafter "RAF") variables in stress scenarios is conducted in order to identify possible deviations from the established thresholds. If any such deviations are detected, appropriate measures are taken to keep the variables within the target risk profile.
In this context, there are a number of emerging risks that could affect the evolution of the Group’s business, including the below:
Macroeconomic and geopolitical risks
The Group is sensitive to the deterioration of economic conditions or the alteration of the institutional environment of the countries in which it operates, and especially Spain, Mexico and Turkey. Additionally, the Group is exposed to sovereign debt, especially in these areas. Furthermore, the Group has recently increased its shareholding stake in Türkiye Garanti Bankası A.Ş. (Garanti BBVA) in an additional 36.12% (reaching 85.97%) as a result of the voluntary takeover bid for the shares of Garanti BBVA not already owned by BBVA announced in November 2021.
In addition to the significant macroeconomic problems triggered by the COVID-19 pandemic, the global economy is currently facing a number of extraordinary challenges. Russia’s invasion of Ukraine, the largest military attack on a European state since World War II, has led to significant disruption, instability and volatility in global markets, as well as higher inflation (including by contributing to further increases in the prices of oil, gas and other commodities and further disrupting supply chains) and lower economic growth. The European Union, the United States and other governments have imposed significant sanctions and export controls against Russia and Russian interests and additional sanctions and controls cannot be ruled out.
The conflict has represented a significant supply shock for the global economy, which has hampered economic growth and added to the inflationary pressures, mainly in European countries, due to their relatively significant economic ties with Ukraine and Russia. The economic effects are being felt mainly through the higher commodity prices, mainly of energy commodities, despite their moderation over the last few months in 2022. While the Group’s direct exposure to Ukraine and Russia is limited, the war could adversely affect the Group’s business, financial condition and results of operations. Geopolitical and economic risks have also increased lately as a result of trade tensions between the United States and China, Brexit and the rise of populism, among others. Growing tensions may lead, among others things, to a deglobalization of the world economy, an increase in protectionism, a general reduction of international trade in goods and services and a reduction in the integration of financial markets, any of which could materially and adversely affect the Group’s business, financial condition and results of operations.
Moreover, the world economy could be vulnerable to other factors such as the aggressive interest rate hikes by central banks due to growing and widespread inflationary pressures, which could cause a significant growth slowdown - and, even, a sharp economic recession - as well as financial crises. The central banks of many developed and emerging economies have significantly augmented policy rates over the last year and the process of tightening monetary conditions is likely to continue going forward in many economies. The United States Federal Reserve (FED) and the European Central Bank have raised policy interest rates respectively by 425 and 250 basis points throughout 2022, followed by further increases in early 2023 (such as the rise by the Fed (0.25 basis points) and the ECB (0.5 basis points) announced on February 1 and February 2, 2023, respectively) and further adjustments are expected to be announced in the coming months, taking them up to around 5.0% in the first case and 3.75% in the case of the interest rates for refinancing operations in the Eurozone. The Group’ s results of operations have been affected by the increases in interest rates adopted by central banks in an attempt to tame inflation, contributing to the rise in funding costs. Further, increases in interest rates could adversely affect the Group by reducing the demand for credit, limiting its ability to generate credit for its clients and leading to an increase in the default rate of its counterparties.
Another risk is a sharp slowdown in the global GDP growth caused by a deceleration in the Chinese economy, due to the disruptions generated by the coronavirus infections following the flexibilization of the COVID-19 policies or other factors, such as the imbalances on real estate markets.
The Group bears, among others, the following general risks with respect to the economic and institutional environment in which it operates: a deterioration in economic activity in the countries in which it operates, including recession scenarios; more persistent inflationary pressures, which could trigger a more severe tightening of monetary conditions; stagflation due to more intense or prolonged supply crises; changes in exchange rates; an unfavorable evolution of the real estate market; very high oil and gas prices could have a negative impact on disposable income levels in areas that are net energy importers, such as Spain or Turkey, to which the Group is particularly exposed; changes in the institutional environment of the countries in which the Group operates could give rise to sudden and sharp drops in GDP and/or changes in regulatory or government policy, including in terms of exchange controls and restrictions on the distribution of dividends or the imposition of new taxes or charges; a growth in the public debt or in the external deficit could lead to a downward revision of the credit ratings of the sovereign debt and even a possible default or restructuring of said debt; and episodes of volatility in the markets, which could cause the Group significant losses.
Any of these factors may have a significant adverse impact on the Group's business, financial condition and results of operations.
Risks relating to the political, economic and social conditions in Turkey
In May 2022, the Group increased its shareholding stake in Garanti BBVA (Turkey) from 49.85% to 85.97% following the completion of a voluntary takeover bid (see Note 3).
Turkey has, from time to time, experienced volatile political, economic and social conditions. As of the date of the approval of these Consolidated Financial Statements, Turkey is facing an economic crisis characterized by strong depreciation of the Turkish lira, high inflation (the Turkish Statistical Institute, TUIK, established the inflation rate at 64.3% for the twelve months ended December 31, 2022; see Note 2.2.19 for information on the impact of the application of IAS 29), a soaring trade deficit, depletion of the central bank’s foreign reserves and rising external financing costs. Continuing unfavorable economic conditions in Turkey, such as the elevated inflation and devaluation of the Turkish lira, may result in a potential deterioration in the purchasing power and creditworthiness of our clients (both individual and corporate).
Additionally, certain ongoing geopolitical and domestic political factors, referred to in this section, as well as continuing regional conflicts (such as in Syria, Armenia/Azerbaijan), may pose further strain on the country’s economy.
There can be no assurance that these and other factors will not have an impact on Turkey and will not cause further deterioration of the Turkish economy, which may have a material adverse effect on the Turkish banking sector and the Group’s business, financial condition and results of operations in Turkey.
Risks associated with pandemics such as the COVID-19
The COVID-19 (coronavirus) pandemic has adversely affected the world economy, and economic activity and conditions in the countries in which the Group operates. Among other challenges, these countries have had to deal with supply disruptions and increasing inflationary pressures, while public debt has increased significantly due to the support and spending measures implemented by the government authorities. Furthermore, there has been an increase in loan losses from both companies and individuals, which has been slowed down by the impact of government support measures, including bank payment deferrals, credit with public guarantee and direct aid measures. With the outbreak of COVID-19, the Group experienced a decline in its activity. For example, the granting of new loans to individuals decreased during lockdowns. In addition, in several countries, including Spain, the Group closed a significant number of its branches and reduced the opening hours of working with the public, with central services teams having to work remotely. Furthermore, the Group has been affected by the measures or recommendations adopted by regulatory authorities in the banking sector, such as variations in reference interest rates, the modification of prudential requirements, the temporary suspension of dividend payments, changes to the terms of payment deferrals and the granting of guarantees or public guarantees for credit granted to companies and self-employed persons, the adoption of further similar measures or the modification or termination of those already approved, as well as changes in the financial assets purchase programs by the ECB.
Furthermore, pandemics like the COVID-19 pandemic could adversely affect the business and transactions of third parties that provide critical services to the Group and, in particular, the higher demand and/or the lower availability of certain resources, compounded by ongoing supply bottlenecks could, in some cases, make it more difficult for the Group to maintain the required service levels.
Further, pandemics such as the COVID-19 pandemic may exacerbate other risks disclosed in this section, including but not limited to risks associated with the credit quality of the Group’s borrowers and counterparties or collateral, any withdrawal of ECB funding, the Group’s exposure to sovereign debt and rating downgrades, the Group’s ability to comply with its regulatory requirements, including MREL (Minimum Requirement for Own Funds and Eligible Liabilities) and other capital requirements, and the deterioration of economic conditions or changes in the institutional environment.
Regulatory and reputational risks
Financial institutions are exposed to a complex and ever-changing regulatory environment defined by governments and regulators. Regulatory activity in recent years has affected multiple areas, including changes in accounting standards; strict regulation of capital, liquidity and remuneration; bank charges (such as the new tax for banks recently approved in Spain, see Note 19.6) and taxes on financial transactions; regulations affecting mortgages, banking products and consumers and users; recovery and resolution measures; stress tests; prevention of money laundering and terrorist financing; market abuse; conduct in the financial markets; anti-corruption; and requirements as to the periodic publication of information. Governments, regulatory authorities and other institutions continually make proposals to strengthen the resistance of financial institutions to future crises. Further, there is an increasing focus on the climate-related financial risk management capabilities of banks. Any change in the Group’s business that is necessary to comply with any particular regulations at any given time, especially in Spain, Mexico or Turkey, could lead to a considerable loss of income, limit the Group’s ability to identify business opportunities, affect the valuation of its assets, force the Group to increase its prices and, therefore, reduce the demand for its products, impose additional costs on the Group or otherwise adversely affect its business, financial condition and results of operations.
The financial sector is under ever closer scrutiny by regulators, governments and society itself. In the course of activities, situations which might cause relevant reputational damage to the Group could arise and might affect the regular course of business.
Business, operational and legal risks
New technologies and forms of customer relationships: Developments in the digital world and in information technologies pose significant challenges for financial institutions, entailing threats (new competitors, disintermediation, etc.) but also opportunities (new framework of relations with customers, greater ability to adapt to their needs, new products and distribution channels, etc.). Digital transformation is a priority for the Group as it aims to lead digital banking of the future as one of its objectives.
Technological risks and security breaches: The Group is exposed to new threats such as cyber-attacks, theft of internal and customer databases, fraud in payment systems, etc. that require major investments in security from both the technological and human point of view. The Group gives great importance to the active operational and technological risk management and control. Any attack, failure or deficiency in the Group’s systems could, among other things, lead to the misappropriation of funds of the Group’s clients or the Group itself and the unauthorized disclosure, destruction or use of confidential information, as well as prevent the normal operation of the Group and impair its ability to provide services and carry out its internal management. In addition, any attack, failure or deficiency could result in the loss of customers and business opportunities, damage to computers and systems, violation of regulations regarding data protection and/or other regulations, exposure to litigation, fines, sanctions or interventions, loss of confidence in the Group’ s security measures, damage to its reputation, reimbursements and compensation, and additional regulatory compliance expenses and could have a significant adverse impact on the Group’ s business, financial condition and results of operations.
Regarding legal risks, the financial sector faces an environment of increasing regulatory and litigious pressure, and thus, the various Group entities are frequently party to individual or collective judicial proceedings (including class actions) resulting from their activity and operations, as well as arbitration proceedings. The Group is also party to government procedures and investigations, such as those carried out by the antitrust authorities in certain countries which, among other things, have in the past and could in the future result in sanctions, as well as lead to claims by customers and others. In addition, the regulatory framework in the jurisdictions in which the Group operates is evolving towards a supervisory approach more focused on the opening of sanctioning proceedings while some regulators are focusing their attention on consumer protection and behavioral risk.
In Spain and in other jurisdictions where the Group operates, legal and regulatory actions and proceedings against financial institutions, prompted in part by certain judgments in favor of consumers handed down by national and supranational courts (with regards to matters such as credit cards and mortgage loans), have increased significantly in recent years and this trend could continue in the future. The legal and regulatory actions and proceedings faced by other financial institutions in relation to these and other matters, especially if such actions or proceedings result in favorable resolutions for the consumer, could also adversely affect the Group.
All of the above may result in a significant increase in operating and compliance costs or even a reduction of revenues, and it is possible that an adverse outcome in any proceedings (depending on the amount thereof, the penalties imposed or the procedural or management costs for the Group) could damage the Group's reputation, generate a knock-on effect or otherwise adversely affect the Group.
It is difficult to predict the outcome of legal and regulatory actions and proceedings, both those to which the Group is currently exposed and those that may arise in the future, including actions and proceedings relating to former Group subsidiaries or in respect of which the Group may have indemnification obligations. Any of such outcomes could be significantly adverse to the Group. In addition, a decision in any matter, whether against the Group or against another credit entity facing similar claims as those faced by the Group, could give rise to other claims against the Group. In addition, these actions and proceedings attract resources from the Group and may occupy a great deal of attention on part of the Group's management and employees.
As of December 31, 2022, the Group had €685 million in provisions for the proceedings it is facing (included in the line "Provisions for taxes and other legal contingencies" in the consolidated balance sheet) (see Note 24), of which €524 million correspond to legal contingencies and €161 million to tax related matters. However, the uncertainty arising from these proceedings (including those for which no provisions have been made, either because it is not possible to estimate them or for other reasons) makes it impossible to guarantee that the possible losses arising from these proceedings will not exceed, where applicable, the amounts that the Group currently has provisioned and, therefore, could affect the Group's consolidated results in a given period.
As a result of the above, legal and regulatory actions and proceedings currently faced by the Group or to which it may become subject in the future or otherwise affected by, individually or in the aggregate, if resolved in whole or in part adversely to the Group's interests, could have a material adverse effect on the Group’s business, financial condition and results of operations.
Spanish judicial authorities are investigating the activities of Centro Exclusivo de Negocios y Transacciones, S.L. (Cenyt). Such investigation includes the provision of services by Cenyt to the Bank. On July 29, 2019, the Bank was named as an investigated party (investigado) in a criminal judicial investigation (Preliminary Proceeding No. 96/2017 – Piece No. 9, Central Investigating Court No. 6 of the National High Court) for alleged facts which could be constitutive of bribery, revelation of secrets and corruption. On February 3, 2020, the Bank was notified by the Central Investigating Court No. 6 of the National High Court of the order lifting the secrecy of the proceedings. Certain current and former officers and employees of the Group, as well as former directors have also been named as investigated parties in connection with this investigation. The Bank has been and continues to be proactively collaborating with the Spanish judicial authorities, including sharing with the courts information obtained in the internal investigation hired by the entity in 2019 to contribute to the clarification of the facts. As of the date of the preparation of the Consolidated Financial Statements, no formal accusation against the Bank has been made.
This criminal judicial proceeding is at the pre-trial phase. Therefore, it is not possible at this time to predict the scope or duration of such proceeding or any related proceeding or its or their possible outcomes or implications for the Group, including any fines, damages or harm to the Group’s reputation caused thereby.
Climate change risks
Climate change presents short, medium and long-term risks to the Group and its customers, and these risks are expected to increase over time. The Group's activities or those of its customers and/or counterparties could be negatively affected by, among others, the following risks:
–Transition Risks: Risks linked to the transition to a low-carbon economy as a response to climate change, and that come from changes in legislation, the market, consumers, etc., to mitigate and address the requirements derived from climate change. Transition risks include:
a.Legal and regulatory risks: Legislative or regulatory changes related to the way banks manage climate risk or that otherwise affect banking practices or the disclosure of climate-related information may lead to increased costs and compliance, operational and credit risks. Group customers and counterparties may also face similar challenges.
b.Technological risks: Among others, those risks derived from the transition costs to low-emission technologies or from non-adaptation to them, which could eventually reduce the credit capacity of the Group's customers.
c.Market risks: BBVA is exposed to risks of a considerable increase in the cost of financing for customers with greater exposure to climate change risk, in such a way that their solvency or credit rating is affected. BBVA is also exposed to risks derived from changes in demand, changes in supply or the cost of energy, among others.
d.Reputational risks: The perception of climate change as a risk by society, shareholders, customers, governments and other interested parties continues to increase, encompassing the operations and strategy of the financial sector. This may lead to increased scrutiny of activities, policies, objectives and the way in which aspects related to climate change are disclosed. The Group's reputation may be damaged if its efforts to reduce environmental and social risks are deemed insufficient.
–Physical risks: Risks that come from climate change and can be caused by greater frequency and severity of extreme weather events or long-term weather changes, and that can lead to physical damage to the assets of the Group or its customers, the interruption of their operations, disruptions in the supply chain or increased expenses necessary to deal with them, thus impacting the value of assets or the solvency of customers.
Any of these factors may have a material adverse effect on the Group’s business, financial condition and results of operations.
Credit risk
Credit risk is the potential loss assumed by the Group as a result of the failure by the Group´s counterparties to meet their contractual obligations.
The general principles governing credit risk management in the BBVA Group are:
–Risks taken should comply with the general risk policy established by the Board of Directors of BBVA.
–Risks taken should be in line with the level of equity and generation of recurring revenue of the BBVA Group prioritizing risk diversification and avoiding relevant concentrations.
–Risks taken should be identified, measured and assessed and there should be management and monitoring procedures, in addition to mitigation and control mechanisms.
–Risks should be managed in a prudent and integrated manner during their life cycle and their treatment should be based on the type of risk. In addition, portfolios should be actively managed on the basis of a common metric (economic capital).
–The main criterion when granting credit risks is the capability of the borrower or obligor to fulfill on a timely basis all financial obligations with its business income or source of income without depending upon guarantors, bondsmen or pledged assets.
–Improve the financial health of our clients, help them in their decision making and in the daily management of their finances based on personalized advice.
–Help our clients in the transition towards a sustainable future, with a focus on climate change and inclusive and sustainable social development.
Credit risk management in the Group has an integrated structure for all its functions, allowing decisions to be taken objectively and independently throughout the life cycle of the risk.
–At Group level: frameworks for action and standard rules of conduct are defined for handling risk, specifically, the channels, procedures, structure and supervision.
–At the business area level: they are responsible for adapting the Group's criteria to the local realities of each geographical area and for direct management of risk according to the decision-making channel:
a.Retail risks: in general, the decisions are formalized according to the scoring tools, within the general framework for action of each business area, with regard to risks. The changes in weighting and variables of these tools must be validated by the Global Risk Management (hereinafter "GRM") area.
b.Wholesale risks: in general, the decisions are formalized by each business area within its general framework for action with regard to risks, which incorporates the delegation rule and the Group's corporate policies.
The risk function has a decision-making process supported by a structure of committees with a solid governance scheme, which describes their purposes and functioning for a proper performance of their tasks.
Support measures
Since the beginning of the pandemic, the Group offered COVID-19 support measures to its customers in all the geographic areas where it operates, consisting of both deferrals on existing loans and new public-guaranteed lending. Deferral support schemes have expired in all geographical areas. Measures related to new government-guaranteed loans remained in force in Spain and Peru in 2022:
Spain:
–The Official Credit Institute (ICO by its Spanish acronym) published several support programs aimed at the self-employed, small and medium-sized enterprises (hereinafter "SMEs") and companies, through which a guarantee of between 60% and 80% was granted by the ICO (for a term of up to 5 years for new financing granted under RDL Mar/2020, RDL Nov/2020, RDL 5/2021 and the Code of Good Practices).
–In March 2022, the Council of Ministers agreed to modify the Code of Good Practices to lessen access conditions given the difficulties of clients, which are facing sharp increases in costs due to their special exposure to tensions in the prices of energy and other raw materials.
–As an additional measure of the Code of Good Practices, the Council of Ministers approved the agreement to establish the possibility of term extensions of ICO financing given to self-employed and companies, after June 30, 2022, after the expiry of the Temporary Framework of state support approved by the European Commission.
In addition, on November 23, 2022, Royal Decree-Law 19/2022, of November 22, was published. It amends the Code of Good Practices, establishes a new Code of Good Practices easing the interest rates hike on mortgage loans agreements related to primary residences, and provides for other structural measures aiming to improve the loan market. BBVA has adhered to the new Code of Good Practices with effect from January 1, 2023.
Peru:
–There were public support programs such as Reactiva, Crecer or FAE aimed at companies and micro-enterprises with government guaranteeing amounts ranging from 60% to 98%, depending on the program and the type of company.
–Through a Decree published in May 2022, for loans granted under the Reactiva program, both the maturity and grace period of such loans could be extended. The ability to benefit from this measure expires on June 30, 2023, following the extension of the initial period that ended December 31, 2022.
New government-guaranteed financing was also granted in Turkey, Colombia and Argentina.
The outstanding balance of existing loans for which a payment deferral was granted (split by those existing at year-end and those that were completed by year-end) under EBA standards and for which financing was granted with public guarantees given at a Group level, as well as the number of customers of both measures, as of December 31, 2022 and 2021 are as follows:

Amount of payment deferral and financing with public guarantees of the Group (Millions of Euros)
	Payment deferral				Financing with public guarantees
	Existing	Completed	Total	Number of customers	Total	Number of customers	Total payment deferral and guarantees	(%) credit investment
December 2022	—	18,103	18,103	1,791,756	13,955	248,009	32,059	8.2%
December 2021	189	21,743	21,931	2,188,720	16,093	264,809	38,025	10.9%
The outstanding balance of existing loans for which a payment deferral was granted (split by those existing at year-end and those in respect of which the deferral had been completed by year-end) under EBA standards and for which financing was granted with public guarantees given at a Group level, broken down by segment, as of December 31, 2022 and 2021 are as follows:

Amount of payment deferral and financing with public guarantees by concept (Millions of Euros)
	Payment deferral						Financing with public guarantees
	Existing		Completed		Total
	2022	2021	2022	2021	2022	2021	2022	2021
Group	—	189	18,103	21,743	18,103	21,931	13,955	16,093
Households	—	107	12,974	14,904	12,974	15,011	1,302	1,376
Of which: Mortgages	—	97	9,542	10,195	9,542	10,291	5	6
SMEs	—	44	2,725	3,950	2,725	3,994	9,672	10,911
Non-financial corporations	—	37	2,315	2,766	2,315	2,803	2,964	3,788
Other	—	—	90	122	90	122	18	18

Amount of financing with public guarantees of the Group by stages (Millions of Euros)
	Stage 1 and 2		Stage 3		Total
	2022	2021	2022	2021	2022	2021
Group	13,109	15,526	847	568	13,955	16,093
Households	1,240	1,347	62	29	1,302	1,376
Of which: Mortgages	5	6	—	—	5	6
SMEs	9,041	10,522	631	389	9,672	10,911
Non-financial corporations	2,811	3,639	153	149	2,964	3,788
Other	17	18	—	—	18	18
In Spain, in the case of a doubtful transaction with an ICO guarantee, the Ministry of Economic Affairs and Digital Transformation becomes the principal obligee of the guaranteed obligations from the time of communication to the ICO of the execution of the guarantee. This also occurs in the event of early maturity of the debt, without prejudice to the fact that payments are made according to the schedule initially agreed between the client and the entity. From that moment on, the original debt with the client will be derecognized, simultaneously recognizing a credit right before the Ministry for the guaranteed amount.
Measurement of Expected Credit Loss
IFRS 9 requires determining the Expected Credit Loss (hereinafter "ECL") of a financial instrument in a way that reflects an unbiased estimation removing any conservatism or optimism, including the time value of money and a forward-looking perspective (including the economic forecast), all this based on the information that is available at a certain point in time and that is reasonable and bearable with respect to future economic conditions.
Therefore, the recognition and measurement of ECL is highly complex and involves the use of significant analysis and estimation including formulation and incorporation of forward-looking economic conditions into the ECL model.
The modeling of the ECL calculation is subject to a governance system that is common to the entire Group. Within this common framework, each geographical area makes the necessary adaptations to capture its particularities. The methodology, assumptions and observations used by each geographical area are reviewed annually, and after a validation and approval process, the outcome of this review is incorporated into the ECL calculations.
Risk parameters by homogeneous groups
Expected losses can be estimated both individually and collectively. Regarding the collective estimate, the instruments are distributed in homogeneous groups (segments) that share similar risk characteristics. Following the guidelines established by the Group for the development of models under IFRS 9, each geographical area performs the grouping based on the information available, its representativeness or relevance and compliance with the necessary statistical requirements.
Depending on the portfolio or the parameter being estimated, one risk driver or another will apply and different segments will reflect differences in PDs and LGDs. Thus, in each segment, changes in the level of credit risk will respond to the impact of changing conditions on the common range of credit risk drivers. The effect on the Group’s credit risk in response to changes in forward-looking information will be considered as well. Macroeconomic modeling for each segment is carried out using some of the shared risk characteristics.
These segments share credit risk characteristics such that changes in credit risk in a part of the portfolio are not concealed by the performance of other parts of the portfolio. In that sense, the methodology developed for ECL estimation indicates the risk drivers that have to be taken into account for PD segmentation purposes, depending on whether the estimation is for retail or wholesale portfolios.
As an example of the variables that can be taken into consideration to determine the final models, the following stand out:
–PD – Retail: Contractual residual maturity, credit risk scoring, type of product, days past due, forbearance, time on books, time to maturity, nationality of the debtor, sale channel, original term, indicator of credit card activity, percentage of initial drawn balance in credit cards.
–PD – Wholesale: Credit Risk Rating, type of product, watch-list level, forbearance (client), time to maturity, industry sector, updated balance (y/n), written off, grace period.
–LGD – Retail: credit Risk Scoring, segment, type of product, secured / unsecured, type of collateral, sales channel, nationality, business area, debtor’s commercial segment, forbearance (account) EAD (this risk driver could be correlated with the time on books or the LTV so, before including it, an assessment should be done in order to avoid a double counting effect), time on default of the account (for defaulted exposures), geographical location.
–LGD – Wholesale: credit Risk Rating, geographical location, segment, type of product, secured / Unsecured, type of collateral, business area, forbearance (client), debtor’s commercial segment time on default of the deal (for defaulted exposures).
–CCF – Wholesale/retail, percentage of initial drawn balance, debtor’s commercial segment, days past due, forbearance, credit limit activity, time on books.
In the BBVA Group, the expected losses calculated are based on the internal models developed for all the Group's portfolios, unless clients are subject to individualized estimates.
Low Default Portfolios, which include portfolios with high credit quality such as exposures to other credit institutions, sovereign debt or corporates and small client's portfolios with high exposures such as specialized lending or fixed income, are characterized by a low number of defaults, so the Group's historical bases do not contain sufficiently representative information to build impairment models based on them. However, there are external sources of information that, based on broader observations, are capable of providing the necessary inputs to develop models of expected losses. Therefore, based on the rating assigned to these exposures and taking into account the inputs obtained from these sources, the calculations of expected losses are developed internally, including their projection based on the macroeconomic perspectives.
Individual estimation of Expected Credit Losses
The Group periodically and individually reviews the situation and credit rating of its customers, regardless of their classification, taking into consideration the information deemed necessary to do so. It also has procedures in place within the risk management framework to identify the factors that may lead to increased risk and, consequently, to a greater need for provisions.
The monitoring model established by the Group consists of continuously monitoring the risks to which it is exposed, which guarantees their proper classification in the different categories of IFRS 9. The original analysis of the exposures is reviewed through the procedures for updating the rating tools (rating and scoring), which periodically review the financial situation of clients, influencing the classification by stages of exposures.
Within this credit risk management framework, the Group has procedures that seek to guarantee the review, at least annually, of all its wholesale counterparties through the so-called financial programs, which include the current and proposed positioning of the Group with the customer in terms of credit risk. This review is based on a detailed analysis of the client's up-to-date financial situation, which is complemented by other information available in relation to individual perspectives on business performance, industry trends, macroeconomic prospects or other public data. As a result of this analysis, the preliminary rating of the client is obtained, which, after undergoing the internal procedure, can be revised down if deemed appropriate (for example, general economic environment or evolution of the sector). These factors in addition to the information that the client can provide are used to review the ratings even before the scheduled financial plan reviews are conducted if circumstances so warrant.
Additionally, the Group has established procedures to identify wholesale customers in the internal Watch List category, which is defined as that risk in which, derived from an individualized credit analysis, an increase in credit risk is observed, either due to economic or financial difficulties or because they have suffered, or are expected to suffer, adverse situations in their environment, without meeting the criteria for classification as impaired risk. Under this procedure, all a customer's Watch List exposures are considered stage 2 regardless of when they originated, if as a result of the analysis the customer is considered to have significantly increased risk.
Finally, the Group has Workout Committees, both local and corporate, which analyze not only the situation and evolution of significant clients in Watch List and impaired situations, but also those significant clients in which, although not on Watch List, may present some stage 2 rated exposure for a quantitative reason (PD comparison from origination). This analysis is carried out in order to decide if, derived from this situation, all the client's exposures should be considered in the Watch List category, which would imply the migration of all the client's operations to stage 2 regardless of the date on which they originated.
With this, the Group performs an individualized review of the credit quality of its wholesale counterparties, identifying the situations in which a change in the risk profile of these clients may have occurred and proceeding, where appropriate, to estimate individualized credit losses. Along with this review, the Group individually estimates the expected losses of those clients whose total exposure exceeds certain thresholds, including those that part of their operations may be classified in stage 1 and part in stage 2. In setting thresholds, each geographical area determines the minimum amount of a client's exposure whose expected losses must be estimated individually taking into account the following:
–For clients with exposures in stage 3. The analysis of clients with total risk above this threshold implies analyzing at least 40% of the total risk of the wholesale portfolio in stage 3. Although the calibration of the threshold is done on the wholesale portfolio, clients of other portfolios must be analyzed if they exceed the threshold, staying in stage 3.
–For all other situations. The analysis of clients with total risk above this threshold implies analyzing at least 20% of the total risk of the Watch List wholesale portfolio. Although the threshold calibration is carried out on the exposure classified as Watch List, wholesale clients or clients belonging to other portfolios that have exposures classified in stage 2 and whose total exposure exceeds the mentioned threshold must be analyzed individually, considering both the exposures classified in stage 1 as in stage 2.
Regarding the methodology for the individual estimation of expected losses, it should be mentioned, firstly, that these are measured as the difference between the asset’s carrying amount and the estimated future cash flows discounted at the financial asset’s effective interest rate.
The estimated recoverable amount should correspond to the amount calculated under the following method:
–The present value of estimated future cash flows discounted at the financial asset’s original effective interest rate; and
–The estimation of the recoverable amount of a collateralized exposure reflects the cash flows that may result from the settlement of the collateral, as well as prospective information the analyst may implicitly include in the analysis.
The estimated future cash flows depend on the type of approach applied, which can be:
–Going concern scenario: when the entity has updated and reliable information about the solvency and ability of payment of the holders or guarantors. The operating cash flows of the debtor, or the guarantor, continue and can be used to repay the financial debt to all creditors. In addition, collateral may be exercised to the extent it does not influence operating cash flows. The following aspects should be taken into account:
a.Future operating cash flows should be based on the financial statements of the debtor.
b.When the projections made on these financial statements assume a growth rate, a constant or decreasing growth rate must be used over a maximum growth period of 3 to 5 years, and subsequently constant cash flows.
c.The growth rate should be based on the analysis of the evolution of the debtor's financial statements or on the applicable business restructuring plan, taking into account the resulting changes in the structure of the company (for example, due to divestments or the interruption of unprofitable lines of business).
d.(Re)-investments that are needed to preserve cash flows should be considered, as well as any foreseeable future cash-flow changes (e.g. if a patent or a long-term loan expires).
e.When the recoverability of the exposure relies on the realization of the disposal of some assets by the debtor, the selling price should reflect the estimated future cash flows that may result from the sale of the assets less the estimated costs associated with the disposal.
–Gone concern scenario: when the entity does not have updated and reliable information, it should consider that the estimation of loan receivable flows is highly uncertain. Estimation should be carried out through the estimation of recoverable amounts from the effective real guarantees received. It will not be admissible as effective guarantees, those whose effectiveness depends substantially on the creditworthiness of the debtor or economic group in which it takes part. Under a gone concern scenario, the collateral is exercised and the operating cash flows of the debtor cease. This could be the case if:
a.The exposure has been past due for a long period. There is a rebuttable presumption that the allowance should be estimated under a gone concern criterion when arrears are greater than 18 months.
b.Future operating cash flows of the debtor are estimated to be low or negative.
c.Exposure is significantly collateralized, and this collateral is central to cash-flow generation.
d.There is a significant degree of uncertainty surrounding the estimation of the future cash flows. This would be the case if the earnings before interest, taxes, depreciation and amortization (EBITDA) of the two previous years had been negative, or if the business plans of the previous years had been flawed (due to material discrepancies in the backtesting).
e.Insufficient information is available to perform a going concern analysis.
Significant increase in credit risk
As indicated in Note 2.2, the criteria for identifying the significant increase in risk are applied consistently throughout the Group, distinguishing between quantitative reasons or by comparison of probabilities of default and qualitative reasons (more than 30 days of default, watch list consideration or non-impaired refinancing).
To manage credit risk, the Group uses all relevant information that is available and that may affect the credit quality of the exposures. This information may come mainly from the internal processes of admission, analysis and monitoring of operations, from the strategy defined by the Group regarding the price of operations or distribution by geographies, products or sectors of activity, from the observance of the macroeconomic environment, from market data such as interest rate curves, or prices of the different financial instruments, or from external sources of credit rating.
This set of information is the basis for determining the rating and scoring (see Note 7.2.4 for more information on rating and scoring systems) corresponding to each of the exposures and which are assigned a probability of default (PD) that, as already mentioned, is subject to an annual review process that assesses its representativeness (backtesting) and is updated with new observations. Furthermore, the projection of these PDs over time has been modeled based on macroeconomic expectations, which allows obtaining the probabilities of default throughout the life of the operations.
Based on this common methodology, and in accordance with the provisions of IFRS 9 and the EBA guidelines on credit risk management practices, each geographical area has established absolute and relative thresholds for identifying whether the expected changes in the probabilities of default have increased significantly compared to the initial moment, adapted to the particularities of each one of them in terms of origination levels, product characteristics, distribution by sectors or portfolios, and macroeconomic situation. To establish the aforementioned thresholds, a series of general principles are considered, such as:
–Uniformity: Based on the rating and scoring systems that, in a homogeneous manner, are implemented in the Group's units.
–Stability: The thresholds must be established to identify the significant increase in risk produced in exposures since their initial recognition and not only to identify those situations in which it is already foreseeable that they will reach the level of impairment. For this reason, it is to be expected that of the total exposures there will always be a representative group for which said increased risk is identified.
–Anticipation: The thresholds must consider the identification of the increased risk in advance with respect to the recognition of the exposures as impaired or even before a real default occurs. The calibration of the thresholds should minimize the cases in which the instruments are classified in stage 3 without having previously been recognized as stage 2.
–Indicators or metrics: It is expected that the classification of the exposures in stage 2 will have sufficient permanence to be able to develop an anticipatory management plan with respect to them before, where applicable, they end up migrating to stage 3.
–Symmetry: IFRS 9 provides for a symmetric treatment both to identify the significant increase in risk and to identify that it has disappeared, so the thresholds also work to improve the credit classification of exposures. In this sense, it is expected that the cases in which the exhibitions that improve from stage 3 are directly classified into stage 1 will be minimal.
–The identification of the significant increase in risk from the comparison of the probabilities of default should be the main reason why exposures in stage 2 are recognized.
Specifically, a contract will be transferred to stage 2 when the following two conditions are met by comparing the current PD values and the origination PD values:
(Current PD) / (Origination PD) - 1*100 >Relative Threshold (%) and
Current PD – Origination PD > Absolute threshold (bps)
These absolute and relative thresholds are consistently established for each geographical area and for each portfolio, taking into account their particularities and based on the principles described. The thresholds set by each geographical area are included within the annual review process and, generally speaking, are in the range of 150% to 250% for the relative threshold and from 10 to 150 basis points for the absolute threshold. Specifically, in BBVA, S.A.'s wholesale portfolio the relative threshold is from 160% to 180% and the absolute threshold ranges from 30 to 100 basis points; in the retail portfolio the relative threshold is between 150% and 200% while the absolute threshold ranges between 50 and 100 basis points. For BBVA Mexico, the relative threshold for the wholesale portfolio is between 180% and 200% and the absolute threshold is between 30 basis points and 75 basis points. For the majority of the retail portfolio, the relative threshold is in the range of 170% and 250% and the absolute threshold between 10 and 100 basis points.
The establishment of absolute and relative thresholds, as well as their different levels, comply with the provisions of IFRS 9 when it indicates that a certain change, in absolute terms, in the risk of a default will be more significant for a financial instrument with a lower initial risk of default compared to a financial instrument with higher initial risk of default.
For existing contracts before the implementation of IFRS 9, given the limitations in the information available on them, the thresholds are calibrated based on the PDs obtained from the prudential or economic models for calculating capital.
Risk Parameters Adjusted by Macroeconomic Scenarios
Expected Credit Loss (ECL) must include forward looking information, in accordance with IFRS 9, which states that the comprehensive credit risk information must incorporate not only historical information but also all relevant credit information, also including forward-looking macroeconomic information. BBVA uses the typical credit risk parameters PD, LGD and EAD in order to calculate the ECL for the credit portfolios.
BBVA methodological approach in order to incorporate the forward looking information aims to determine the relation between macroeconomic variables and risk parameters following three main steps:
–Step 1: Analysis and transformation of time series data.
–Step 2: For each dependent variable find conditional forecasting models that are economically consistent.
–Step 3: Select the best conditional forecasting model from the set of candidates defined in Step 2, based on their forecasting capacity.
How economic scenarios are reflected in the calculation of ECL
The forward looking component is added to the calculation of the ECL through the introduction of macroeconomic scenarios as an input. Inputs highly depend on the particular combination of region and portfolio, so inputs are adapted to available data regarding each of them.
Based on economic theory and analysis, the main indicators most directly relevant for explaining and forecasting the selected risk parameters (PD, LGD and EAD) are:
–The net income of families, corporates or public administrations.
–The outstanding payment amounts on the principal and interest on the financial instruments.
–The value of the collateral assets pledged to the loan.
BBVA Group approximates these variables by using a proxy indicator from the set included in the macroeconomic scenarios provided by the BBVA Research department.
Only a single specific indicator for each of the three categories can be used and only one of the following core macroeconomic indicators should be chosen as first option:
–The real GDP growth for the purpose of conditional forecasting can be seen as the only “factor” required for capturing the influence of all potentially relevant macro-financial scenarios on internal PDs and LGD.
–The most representative short term interest rate (typically the policy rate or the most liquid sovereign yield or interbank rate) or exchange rates expressed in real terms.
–A comprehensive and representative index of the price of real estate properties expressed in real terms in the case of mortgage loans and a representative and real term index of the price of the relevant commodity for corporate loan portfolios concentrated in exporters or producers of such commodity.
Real GDP growth is given priority over any other indicator not only because it is the most comprehensive indicator of income and economic activity but also because it is the central variable in the generation of macroeconomic scenarios.
Multiple scenario approach
IFRS 9 requires calculating an unbiased probability weighted measurement of ECL by evaluating a range of possible outcomes, including forecasts of future economic conditions.
The BBVA Research teams within the BBVA Group produce forecasts of the macroeconomic variables under the baseline scenario, which are used in the rest of the related processes of the Group, such as budgeting, ICAAP and risk appetite framework, stress testing, etc.
Additionally, the BBVA Research teams produce alternative scenarios to the baseline scenario so as to meet the requirements under the IFRS 9 standard.
Alternative macroeconomic scenarios
–For each of the macro-financial variables, BBVA Research produces three scenarios.
–BBVA Research tracks, analyzes and forecasts the economic environment to provide a consistent forward looking assessment about the most likely scenario and risks that impact BBVA’s footprint. To build economic scenarios, BBVA Research combines official data, econometric techniques and expert judgment.
–Each of these scenarios corresponds to the expected value of a different area of the probabilistic distribution of the possible projections of the economic variables.
–The non-linearity overlay is defined as the ratio between the probability-weighted ECL under the alternative scenarios and the baseline scenario, where the scenario’s probability depends on the distance of the alternative scenarios from the base one.
–BBVA Group establishes equally weighted scenarios, being the probability 34% for the baseline scenario, 33% for the unfavorable alternative scenario and 33% for the favorable alternative scenario.
The approach in the BBVA Group consists on using the scenario that is the most likely scenario, which is the baseline scenario, consistent with the rest of internal processes (ICAAP, Budgeting, etc.) and then applying an overlay adjustment that is calculated by taking into account the weighted average of the ECL determined by each of the scenarios. This effect is calculated taking into account the average weight of the expected loss determined for each scenario.
It is important to note that in general, it is expected that the effect of the overlay is to increase the ECL. It is possible to obtain an overlay that does not have that effect, whenever the relationship between macro scenarios and losses is linear.
On the other hand, the BBVA Group also takes into account the range of possible scenarios when defining its significant increase in credit risk. Thus, the PDs used in the quantitative process to identify the significant increase in credit risk will be those that result from making a weighted average of the PDs calculated under the three scenarios.
Macroeconomic scenarios
The COVID-19 pandemic generated uncertainty over macroeconomic outlooks, having a direct impact on the credit risk of entities, particularly, on the expected credit losses under IFRS 9. For this reason, practically all accounting and prudential authorities in a coordinated manner issued recommendations or measures with respect to how situations caused by COVID-19 should be treated for purposes of the expected loss estimation models under IFRS 9 in the year 2020. The BBVA Group considered these recommendations in calculating expected credit risk losses under IFRS 9 based on the assumption that the economic situation caused by the COVID-19 pandemic would be transitory and that it would be accompanied by a recovery, in light of the uncertainties regarding its gravity and duration. Therefore, to calculate such losses, various scenarios were considered, recording the one that, in the opinion of the Bank, best reflected the economic prospects and the set of recommendations from authorities.
In 2021, once the most critical phase of the pandemic was overcome, the forward-looking information incorporated in the calculation of expected losses was in line with the macroeconomic perspectives published by BBVA Research, as was usual until the beginning of the pandemic.
BBVA Research forecasts a maximum of five years for the macroeconomic variables. The following forecasts (favorable, base and unfavorable scenarios) of the Gross Domestic Product (GDP) growth, unemployment rate and House Price Index (HPI), for the most relevant countries where they represent a significant factor, carried out by BBVA Research, were used for the calculation of the ECL as of December 31, 2022:

Positive scenario of GDP, unemployment rate and HPI for the main geographies
	Spain			Mexico			Turkey
Date	GDP	Unemployment	HPI	GDP	Unemployment	HPI	GDP	Unemployment
2022	4.90%	12.27%	(2.96) %	2.97%	3.28%	0.84%	7.59%	10.00%
2023	1.85%	11.35%	(0.61) %	1.45%	3.04%	4.23%	6.61%	8.85%
2024	3.60%	9.75%	1.58%	2.33%	2.99%	3.07%	(0.70) %	10.76%
2025	3.00%	8.36%	1.67%	1.91%	3.01%	4.18%	3.91%	11.78%
2026	2.95%	7.02%	2.20%	1.78%	3.01%	3.26%	3.90%	11.81%
2027	2.93%	5.87%	2.31%	1.81%	3.00%	4.39%	3.86%	11.81%

	Peru		Argentina		Colombia
Date	GDP	Unemployment	GDP	Unemployment	GDP	Unemployment
2022	4.00%	7.67%	7.42%	11.97%	8.78%	11.41%
2023	5.12%	7.28%	3.86%	9.39%	2.04%	12.20%
2024	3.15%	6.79%	(1.02) %	7.68%	2.07%	12.77%
2025	2.19%	6.60%	2.79%	6.77%	2.44%	12.65%
2026	2.21%	6.52%	2.87%	6.89%	3.11%	12.15%
2027	2.21%	6.49%	3.62%	6.81%	3.28%	10.47%

Base scenario of GDP, unemployment rate and HPI for the main geographies
	Spain			Mexico			Turkey
Date	GDP	Unemployment	HPI	GDP	Unemployment	HPI	GDP	Unemployment
2022	4.61%	12.78%	(3.50) %	2.56%	3.32%	0.95%	5.47%	10.53%
2023	1.20%	12.83%	(2.41) %	0.58%	3.20%	4.14%	3.02%	10.30%
2024	3.37%	11.38%	0.55%	2.05%	3.17%	2.90%	(1.50) %	11.75%
2025	2.98%	9.95%	1.30%	1.84%	3.15%	4.19%	3.78%	12.15%
2026	2.95%	8.58%	1.74%	1.76%	3.14%	3.27%	3.78%	12.00%
2027	2.93%	7.18%	1.86%	1.79%	3.13%	4.37%	3.74%	12.00%

	Peru		Argentina		Colombia
Date	GDP	Unemployment	GDP	Unemployment	GDP	Unemployment
2022	2.69%	7.72%	5.00%	12.35%	8.05%	11.49%
2023	2.54%	7.48%	(0.50) %	10.40%	0.72%	12.45%
2024	2.42%	7.03%	(2.04) %	8.60%	1.81%	13.06%
2025	2.19%	6.80%	2.70%	7.38%	2.44%	12.94%
2026	2.21%	6.70%	2.73%	7.38%	3.10%	12.43%
2027	2.21%	6.68%	3.49%	7.30%	3.28%	10.65%

Negative scenario of GDP, unemployment rate and HPI for the main geographies

	Spain			Mexico			Turkey
Date	GDP	Unemployment	HPI	GDP	Unemployment	HPI	GDP	Unemployment
2022	4.33%	13.26%	(4.13) %	2.17%	3.37%	1.03%	3.35%	11.04%
2023	0.58%	14.26%	(4.02) %	(0.28) %	3.38%	3.97%	(0.79) %	11.76%
2024	3.15%	12.95%	(0.40) %	1.77%	3.35%	2.69%	(2.49) %	12.82%
2025	2.93%	11.53%	0.79%	1.77%	3.30%	4.04%	3.70%	12.53%
2026	2.91%	10.14%	0.99%	1.72%	3.27%	3.24%	3.70%	12.19%
2027	2.89%	8.77%	1.10%	1.75%	3.26%	4.37%	3.66%	12.16%

	Peru		Argentina		Colombia
Date	GDP	Unemployment	GDP	Unemployment	GDP	Unemployment
2022	1.39%	7.77%	2.66%	12.71%	7.30%	11.57%
2023	(0.05) %	7.69%	(5.10) %	11.38%	(0.59) %	12.71%
2024	1.67%	7.27%	(3.29) %	9.49%	1.50%	13.34%
2025	2.19%	7.02%	2.59%	7.97%	2.44%	13.21%
2026	2.21%	6.91%	2.57%	7.83%	3.10%	12.70%
2027	2.21%	6.88%	3.33%	7.78%	3.28%	10.86%
The estimate for the next five years of the following rates, used in the measurement of the expected loss as of December 31, 2021, consistent with the latest estimates made public at that date, was:

Positive scenario of GDP, unemployment rate and HPI for the main geographies
	Spain			Mexico			Turkey
Date	GDP	Unemployment	HPI	GDP	Unemployment	HPI	GDP	Unemployment
2021	5.52%	14.42%	0.33%	6.39%	4.18%	2.35%	11.63%	11.90%
2022	6.14%	12.50%	4.70%	4.07%	3.89%	5.38%	5.60%	11.35%
2023	5.13%	10.05%	3.06%	2.81%	3.75%	3.85%	5.80%	11.93%
2024	2.61%	8.48%	1.87%	2.17%	3.69%	3.07%	3.62%	12.66%
2025	2.22%	7.49%	1.56%	1.88%	3.64%	4.08%	3.66%	12.94%
2026	2.19%	6.71%	1.19%	1.83%	3.59%	3.95%	3.66%	13.05%

	Peru		Argentina		Colombia
Date	GDP	Unemployment	GDP	Unemployment	GDP	Unemployment
2021	13.60%	11.33%	9.91%	15.12%	9.89%	15.36%
2022	4.91%	7.50%	6.69%	11.34%	5.33%	13.60%
2023	3.78%	6.82%	3.02%	9.48%	3.38%	13.22%
2024	2.76%	6.55%	2.09%	7.99%	3.30%	12.31%
2025	2.34%	6.52%	2.16%	6.89%	3.44%	11.58%
2026	2.28%	6.47%	2.12%	6.88%	3.51%	11.32%

Base scenario of GDP, unemployment rate and HPI for the main geographies
	Spain			Mexico			Turkey
Date	GDP	Unemployment	HPI	GDP	Unemployment	HPI	GDP	Unemployment
2021	5.23%	14.93%	(0.20) %	5.98%	4.22%	2.46%	9.46%	12.43%
2022	5.49%	13.98%	2.91%	3.19%	4.05%	5.30%	1.98%	12.80%
2023	4.89%	11.68%	2.04%	2.54%	3.92%	3.68%	5.04%	12.93%
2024	2.59%	10.08%	1.50%	2.09%	3.83%	3.07%	3.49%	13.03%
2025	2.22%	9.05%	1.10%	1.87%	3.77%	4.08%	3.54%	13.13%
2026	2.19%	8.15%	0.74%	1.82%	3.71%	3.93%	3.53%	13.23%

	Peru		Argentina		Colombia
Date	GDP	Unemployment	GDP	Unemployment	GDP	Unemployment
2021	12.22%	11.38%	7.49%	15.50%	9.17%	15.44%
2022	2.32%	7.70%	2.30%	12.35%	4.02%	13.86%
2023	3.05%	7.06%	2.04%	10.40%	3.13%	13.51%
2024	2.76%	6.76%	1.98%	8.60%	3.29%	12.60%
2025	2.34%	6.70%	2.03%	7.38%	3.44%	11.87%
2026	2.28%	6.64%	1.99%	7.38%	3.51%	11.53%

Negative scenario of GDP, unemployment rate and HPI for the main geographies

	Spain			Mexico			Turkey
Date	GDP	Unemployment	HPI	GDP	Unemployment	HPI	GDP	Unemployment
2021	4.95%	15.41%	(0.82) %	5.58%	4.27%	2.54%	7.29%	12.94%
2022	4.88%	15.41%	1.31%	2.33%	4.23%	5.13%	(1.87) %	14.26%
2023	4.68%	13.25%	1.09%	2.26%	4.10%	3.48%	4.09%	13.99%
2024	2.54%	11.65%	0.99%	2.03%	3.99%	2.92%	3.40%	13.41%
2025	2.18%	10.62%	0.35%	1.82%	3.90%	4.05%	3.47%	13.31%
2026	2.15%	9.61%	(0.01) %	1.78%	3.84%	3.93%	3.46%	13.40%

	Peru		Argentina		Colombia
Date	GDP	Unemployment	GDP	Unemployment	GDP	Unemployment
2021	10.84%	11.43%	5.14%	15.86%	8.43%	15.52%
2022	(0.28) %	7.90%	(2.34) %	13.33%	2.72%	14.12%
2023	2.31%	7.30%	0.85%	11.29%	2.83%	13.79%
2024	2.76%	6.98%	1.86%	9.19%	3.29%	12.87%
2025	2.34%	6.91%	1.88%	7.83%	3.43%	12.13%
2026	2.28%	6.85%	1.83%	7.85%	3.51%	11.71%
Sensitivity to macroeconomic scenarios
A sensitivity exercise has been carried out on the expected losses due to variations in the key hypotheses as they are the ones that introduce the greatest uncertainty in estimating such losses. As a first step, GDP and the House Price Index have been identified as the most relevant variables. These variables have been subjected to shocks of +/- 100 bps in their entire window with impact of the macro models. Independent sensitivities have been assessed, under the assumption of assigning a 100% probability to each determined scenario with these independent shocks.
Variation in expected loss is determined both by re-staging (that is: in worse scenarios due to the recognition of lifetime credit losses for additional operations that are transferred to stage 2 from stage 1 where 12 months of losses are valued: or vice versa in improvement scenarios) as well as variations in the collective risk parameters (PD and LGD) of each financial instrument due to the changes defined in the macroeconomic forecasts of the scenario. The variation in the expected loss for the Group and the main portfolios and geographical areas is shown below:

Expected loss variation as of December 31, 2022

	BBVA Group				Spain			Mexico				Turkey
GDP	Total Portfolio	Retail	Companies	Fixed income	Total Portfolio	Companies	Retail	Total Portfolio	Companies	Retail	Total Portfolio	Companies	Retail
- 100 bps	223	151	67	3	118	54	62	67	3	63	19	5	12
+100 bps	(195)	(135)	(55)	(3)	(95)	(42)	(52)	(63)	(3)	(60)	(18)	(5)	(11)
Housing price
- 100 bps						1	23			4
+100 bps						(1)	(22)			(3)

Expected loss variation as of December 31, 2021

	BBVA Group				Spain			Mexico			Turkey
GDP	Total Portfolio	Retail	Companies	Fixed income	Total Portfolio	Companies	Retail	Total Portfolio	Companies	Retail	Total Portfolio	Companies	Retail
- 100 bps	237	165	46	3	92	19	58	72	3	65	17	6	11
+100 bps	(224)	(158)	(44)	(3)	(88)	(18)	(57)	(69)	(4)	(61)	(17)	(6)	(10)
Housing price
- 100 bps						4	54			5
+100 bps						(4)	(53)			(5)
Additional adjustments to expected loss measurement
The Group periodically reviews its individual estimates and its models for the collective estimate of expected losses as well as the effect of macroeconomic scenarios on them. In addition, the Group may supplement the expected losses to account for the effects that may not be included, either by considering additional risk factors, or by the incorporation of sectorial particularities or particularities that may affect a set of operations or borrowers, following a formal internal approval process established for this purpose.
During 2022, in the case of Spain, the expected losses of operations considered unlikely to pay were reviewed, adjusting, in the model, the severity of these transactions to align it with that of impaired loans, which resulted in the recording of an additional provision of €250 million in the income statement for the year 2022. Similarly, during 2021, for clients benefiting from the measures of RDL 6/2012, loss given default was reviewed and adjusted. The remaining amount of the 2021 adjustment at the end of 2022 was €138 million, with no significant variation in year.
The complementary adjustments pending allocation to specific operations or clients as of December 31, 2022 totaled €302 million, of which €170 million corresponded to BBVA, S.A., €92 million to Mexico, €25 million to Peru, €11 million to Colombia and €5 million to Chile. In comparison, as of December 31, 2021, the complementary adjustments pending allocation to specific operations or clients amounted to €311 million, of which €226 million corresponded to Spain, €68 million to Mexico and €18 million euros to Peru. The variation in the year is due to, on the one hand, the revision or partial consumption of the adjustments that were deemed necessary in connection with payment deferrals, public guarantees or sectors most affected by the pandemic and, on the other hand, the additional losses amounting to €150 million relating to exposures to the corporate portfolios mainly of Spain, Mexico, Peru and Colombia (wholesale borrowers and small and medium enterprises), which could be more affected by the economic context of high inflation, interest rates or energy prices.
Credit risk exposure
BBVA Group’s credit risk exposure by headings in the consolidated balance sheets as of December 31, 2022, 2021 and 2020 is provided below. It does not consider the loss allowances and the availability of collateral or other credit enhancements to enable compliance with payment obligations. The details are broken down by financial instruments:

Maximum credit risk exposure (Millions of Euros)
	Notes	December 2022	Stage 1	Stage 2	Stage 3
Financial assets held for trading		70,763
Equity instruments	10	4,404
Debt securities	10	24,367
Loans and advances	10	41,993
Non-trading financial assets mandatorily at fair value through profit or loss		6,888
Equity instruments	11	6,511
Debt securities	11	129
Loans and advances	11	247
Financial assets designated at fair value through profit or loss	12	913
Derivatives (trading and hedging)		53,101
Financial assets at fair value through other comprehensive income		59,100
Equity instruments	13	1,198
Debt securities		57,876	57,028	822	26
Loans and advances to credit institutions	13	26	26	—	—
Financial assets at amortized cost		433,445	386,048	33,873	13,523
Debt securities		43,700	43,433	237	30
Loans and advances to central banks		4,420	4,420	—	—
Loans and advances to credit institutions		16,066	15,997	69
Loans and advances to customers		369,260	322,199	33,568	13,493
Total financial assets risk		624,210
Total loan commitments and financial guarantees		192,568	181,427	9,993	1,147
Loan commitments given	33	136,920	130,459	6,283	177
Financial guarantees given	33	16,511	15,214	1,015	281
Other commitments given	33	39,137	35,753	2,695	689
Total maximum credit exposure		816,778

Maximum credit risk exposure (Millions of Euros)
	Notes	December 2021	Stage 1	Stage 2	Stage 3
Financial assets held for trading		92,560
Equity instruments	10	15,963
Debt securities	10	25,790
Loans and advances	10	50,807
Non-trading financial assets mandatorily at fair value through profit or loss		6,086
Equity instruments	11	5,303
Debt securities	11	128
Loans and advances	11	655
Financial assets designated at fair value through profit or loss	12	1,092
Derivatives (trading and hedging)		43,687
Financial assets at fair value through other comprehensive income		60,495
Equity instruments	13	1,320
Debt securities		59,148	58,587	561	—
Loans and advances to credit institutions	13	27	27	—	—
Financial assets at amortized cost		383,870	334,772	34,418	14,680
Debt securities		34,833	34,605	205	22
Loans and advances to central banks		5,687	5,687	—	—
Loans and advances to credit institutions		13,295	13,285	10	—
Loans and advances to customers		330,055	281,195	34,203	14,657
Total financial assets risk		587,789
Total loan commitments and financial guarantees		165,941	152,914	12,070	957
Loan commitments given	33	119,618	112,494	6,953	171
Financial guarantees given	33	11,720	10,146	1,329	245
Other commitments given	33	34,604	30,274	3,789	541
Total maximum credit exposure		753,730

Maximum credit risk exposure (Millions of Euros)
	Notes	December 2020	Stage 1	Stage 2	Stage 3
Financial assets held for trading		65,696
Equity instruments	10	11,458
Debt securities	10	23,970
Loans and advances	10	30,268
Non-trading financial assets mandatorily at fair value through profit or loss		5,198
Equity instruments	11	4,133
Debt securities	11	356
Loans and advances	11	709
Financial assets designated at fair value through profit or loss	12	1,117
Derivatives (trading and hedging)		46,302
Financial assets at fair value through other comprehensive income		69,537
Equity instruments	13	1,100
Debt securities		68,404	67,995	410	—
Loans and advances to credit institutions	13	33	33	—	—
Financial assets at amortized cost		379,857	334,552	30,607	14,698
Debt securities		35,785	35,759	6	20
Loans and advances to central banks		6,229	6,229	—	—
Loans and advances to credit institutions		14,591	14,565	20	6
Loans and advances to customers		323,252	277,998	30,581	14,672
Total financial assets risk		567,705
Total loan commitments and financial guarantees		179,440	165,726	12,682	1,032
Loan commitments given	33	132,584	124,104	8,214	265
Financial guarantees given	33	10,665	9,208	1,168	290
Other commitments given	33	36,190	32,414	3,300	477
Total maximum credit exposure		747,145
The maximum credit exposure presented in the table above is determined by type of financial asset as explained below:
–In the case of financial instruments recognized in the consolidated balance sheets, exposure to credit risk is considered equal to its carrying amount (not including loss allowances) with the only exception of trading and hedging derivatives.
–The maximum credit risk exposure on financial commitments and guarantees granted is the maximum that the Group would be liable for if these guarantees were called in, or the higher amount pending to be disposed from the customer in the case of commitments.
–The calculation of risk exposure for derivatives is based on the sum of two factors: the derivatives fair value and their potential risk (or "add-on").
As of December 31, 2022, there are no financial assets classified as purchased or originated credit impaired in the consolidated balance sheets of the BBVA Group.
The breakdown by geographical area and stage of the maximum credit risk exposure, the accumulated allowances recorded and the carrying amount of the loans and advances to customers as of December 31, 2022, 2021 and 2020 is shown below:

December 2022 (Millions of Euros)
	Gross exposure				Accumulated allowances				Carrying amount
	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3
Spain (1)	214,126	187,037	19,621	7,468	(4,860)	(518)	(759)	(3,583)	209,266	186,519	18,862	3,885
Mexico	74,252	66,971	5,342	1,939	(2,496)	(955)	(475)	(1,066)	71,756	66,017	4,866	873
Turkey (2)	39,547	32,755	4,436	2,356	(2,105)	(224)	(358)	(1,523)	37,443	32,531	4,078	833
South America (3)	40,288	34,401	4,166	1,721	(1,768)	(318)	(345)	(1,105)	38,519	34,083	3,821	615
Others	1,047	1,035	3	9	(8)	—	—	(7)	1,039	1,035	3	2
Total (4)	369,260	322,199	33,568	13,493	(11,237)	(2,014)	(1,938)	(7,284)	358,023	320,185	31,629	6,208
Of which: individual					(2,164)	(21)	(604)	(1,539)
Of which: collective					(9,073)	(1,994)	(1,334)	(5,745)
(1) Spain includes all countries where BBVA, S.A. operates.
(2) Turkey includes all countries in which Garanti BBVA operates.
(3) In South America, BBVA Group operates mainly in Argentina, Colombia, Peru and Uruguay.
(4) The amount of the accumulated allowances includes the provisions recorded for credit risk over the remaining expected lifetime of purchased financial instruments. Those provisions were determined at the moment of the Purchase Price Allocation and were originated mainly in the acquisition of Catalunya Banc S.A. (as of December 31, 2022, the remaining balance was €190 million). These valuation adjustments are recognized in the consolidated income statement during the residual life of the operations or are applied to the value corrections when the losses materialize.

December 2021 (Millions of Euros)
		Gross exposure				Accumulated allowances				Carrying amount
	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3
Spain (1)	201,405	171,883	21,380	8,143	(5,277)	(722)	(923)	(3,631)	196,129	171,161	20,457	4,511
Mexico	57,847	51,665	4,261	1,921	(2,038)	(740)	(381)	(916)	55,809	50,925	3,880	1,005
Turkey (2)	33,472	26,497	4,134	2,841	(2,058)	(224)	(424)	(1,410)	31,414	26,273	3,711	1,431
South America (3)	36,335	30,166	4,425	1,744	(1,736)	(277)	(362)	(1,096)	34,599	29,889	4,062	648
Others	996	984	3	9	(8)	(1)	—	(7)	988	983	3	2
Total (4)	330,055	281,195	34,203	14,657	(11,116)	(1,964)	(2,091)	(7,061)	318,939	279,231	32,112	7,596
Of which: individual					(2,528)	(4)	(657)	(1,867)
Of which: collective					(8,587)	(1,959)	(1,434)	(5,194)
(1) Spain includes all countries where BBVA, S.A. operates.
(2) Turkey includes all countries in which Garanti BBVA operates.
(3) In South America, BBVA Group operates mainly in Argentina, Colombia, Peru and Uruguay.
(4) The amount of the accumulated allowances includes the provisions recorded for credit risk over the remaining expected lifetime of purchased financial instruments. Those provisions were determined at the moment of the Purchase Price Allocation and were originated mainly in the acquisition of Catalunya Banc S.A. (as of December 31, 2021 the remaining balance was €266 million). These valuation adjustments are recognized in the consolidated income statement during the residual life of the operations or are applied to the value corrections when the losses materialize.

December 2020 (Millions of Euros)
	Gross exposure				Accumulated allowances				Carrying amount
	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3
Spain (1)	195,983	171,397	16,387	8,199	(5,679)	(753)	(849)	(4,077)	190,304	170,644	15,538	4,122
Mexico	52,211	46,373	4,071	1,767	(2,211)	(685)	(442)	(1,083)	50,000	45,688	3,628	684
Turkey (2)	39,633	30,832	5,806	2,995	(2,338)	(246)	(535)	(1,557)	37,295	30,586	5,272	1,438
South America (3)	34,499	28,484	4,312	1,703	(1,870)	(320)	(460)	(1,090)	32,629	28,165	3,852	612
Others	925	912	5	8	(7)	(1)	—	(6)	918	911	4	2
Total (4)	323,252	277,998	30,581	14,672	(12,105)	(2,005)	(2,287)	(7,813)	311,147	275,993	28,294	6,860
Of which: individual					(2,611)	(10)	(479)	(2,122)
Of which: collective					(9,494)	(1,995)	(1,808)	(5,691)
(1) Spain includes all countries where BBVA, S.A. operates.
(2) Turkey includes all countries in which Garanti BBVA operates.
(3) In South America, BBVA Group operates mainly in Argentina, Colombia, Peru and Uruguay.
(4) The amount of the accumulated allowances includes the provisions recorded for credit risk over the remaining expected lifetime of purchased financial instruments. Those provisions were determined at the moment of the Purchase Price Allocation and were originated mainly in the acquisition of Catalunya Banc S.A. (as of December 31, 2020 the remaining balance was €363 million). These valuation adjustments are recognized in the consolidated income statement during the residual life of the operations or are applied to the value corrections when the losses materialize.
The breakdown by counterparty of the maximum credit risk exposure, the accumulated allowances recorded, as well as the carrying amount by stages of loans and advances to customers as of December 31, 2022, 2021 and 2020 is shown below:

December 2022 (Millions of Euros)
	Gross exposure				Accumulated allowances				Net amount
	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3
Public administrations	20,922	20,582	302	38	(30)	(8)	(11)	(11)	20,892	20,574	291	27
Other financial corporations	12,802	12,548	238	17	(37)	(15)	(12)	(10)	12,765	12,533	226	6
Non-financial corporations	171,006	149,579	15,087	6,340	(5,495)	(675)	(991)	(3,829)	165,510	148,903	14,096	2,511
Households	164,530	139,491	17,941	7,098	(5,675)	(1,316)	(925)	(3,434)	158,855	138,175	17,017	3,663
Loans and advances to customers	369,260	322,199	33,568	13,493	(11,237)	(2,014)	(1,938)	(7,284)	358,023	320,185	31,629	6,208

December 2021 (Millions of Euros)
	Gross exposure				Accumulated allowances				Net amount
	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3
Public administrations	19,719	19,287	369	62	(37)	(13)	(5)	(19)	19,682	19,274	364	43
Other financial corporations	9,826	9,672	131	24	(23)	(8)	(6)	(9)	9,804	9,664	125	15
Non-financial corporations	146,797	120,140	19,366	7,290	(5,804)	(759)	(1,306)	(3,738)	140,993	119,381	18,060	3,552
Households	153,714	132,096	14,336	7,281	(5,253)	(1,184)	(773)	(3,295)	148,461	130,912	13,563	3,986
Loans and advances to customers	330,055	281,195	34,203	14,657	(11,116)	(1,964)	(2,091)	(7,061)	318,939	279,231	32,112	7,596

December 2020 (Millions of Euros)
	Gross exposure				Accumulated allowances				Net amount
	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3
Public administrations	19,439	19,163	200	76	(48)	(14)	(9)	(25)	19,391	19,149	191	51
Other financial corporations	9,856	9,747	95	14	(39)	(25)	(6)	(7)	9,817	9,722	88	7
Non-financial corporations	142,547	119,891	15,179	7,477	(6,123)	(774)	(1,110)	(4,239)	136,424	119,117	14,069	3,238
Households	151,410	129,196	15,108	7,106	(5,895)	(1,192)	(1,161)	(3,542)	145,515	128,005	13,946	3,564
Loans and advances to customers	323,252	277,998	30,581	14,672	(12,105)	(2,005)	(2,287)	(7,813)	311,147	275,993	28,294	6,860
The breakdown by counterparty and product of loans and advances, net of loss allowances, as well as the gross carrying amount by type of product, classified in different headings of the assets, as of December 31, 2022, 2021 and 2020 is shown below:

December 2022 (Millions of Euros)
	Central banks	General governments	Credit institutions	Other financial corporations	Non-financial corporations	Households	Total	Gross carrying amount
On demand and short notice	—	6	—	352	2,810	933	4,101	4,266
Credit card debt	—	1	—	3	2,029	16,865	18,898	19,985
Commercial debtors		1,021	24	370	24,510	85	26,011	26,254
Finance leases	—	195	—	13	8,040	322	8,571	8,857
Reverse repurchase loans	302	—	5,251	102	—	—	5,655	5,674
Other term loans	3,802	19,438	4,009	7,995	126,949	139,925	302,118	311,553
Advances that are not loans	296	232	6,772	3,930	1,333	811	13,374	13,430
LOANS AND ADVANCES	4,401	20,892	16,057	12,765	165,670	158,943	378,728	390,019
By secured loans
Of which: mortgage loans collateralized by immovable property		297	—	337	23,970	95,056	119,659	122,719
Of which: other collateralized loans	498	5,382	5,073	548	6,635	2,209	20,345	20,675
By purpose of the loan
Of which: credit for consumption						51,344	51,344	54,718
Of which: lending for house purchase						95,249	95,249	96,716
By subordination
Of which: project finance loans					7,942		7,942	8,530

December 2021 (Millions of Euros)
	Central banks	General governments	Credit institutions	Other financial corporations	Non-financial corporations	Households	Total	Gross carrying amount
On demand and short notice	—	6	—	321	2,339	495	3,161	3,345
Credit card debt	—	—	—	1	1,504	12,523	14,030	14,949
Commercial debtors		791	—	476	18,191	66	19,524	19,766
Finance leases	—	191	—	14	7,388	317	7,911	8,256
Reverse repurchase loans	1,192	—	2,788	23	—	—	4,004	4,013
Other term loans	4,174	18,440	4,004	5,413	110,204	134,505	276,739	286,127
Advances that are not loans	315	394	6,510	3,554	1,805	630	13,208	13,263
LOANS AND ADVANCES	5,681	19,822	13,303	9,804	141,431	148,536	338,577	349,719
By secured loans
Of which: mortgage loans collateralized by immovable property		324	—	220	21,531	94,821	116,897	119,980
Of which: other collateralized loans	1,180	1,413	2,534	390	3,512	1,950	10,979	11,335
By purpose of the loan
Of which: credit for consumption						42,294	42,294	45,236
Of which: lending for house purchase						95,209	95,209	96,612
By subordination
Of which: project finance loans					8,863		8,863	9,423

December 2020 (Millions of Euros)
	Central banks	General governments	Credit institutions	Other financial corporations	Non-financial corporations	Households	Total	Gross carrying amount
On demand and short notice	—	7	—	502	1,798	528	2,835	3,021
Credit card debt	—	—	—	2	1,485	11,605	13,093	14,220
Commercial debtors		898	—	317	14,262	67	15,544	15,796
Finance leases	—	197	—	6	7,125	322	7,650	8,013
Reverse repurchase loans	472	—	1,914	—	71	—	2,457	2,463
Other term loans	5,690	18,111	3,972	5,799	111,141	132,603	277,317	287,467
Advances that are not loans	48	260	8,721	3,191	1,084	473	13,777	13,833
LOANS AND ADVANCES	6,209	19,475	14,608	9,817	136,966	145,598	332,672	344,813
By secured loans
Of which: mortgage loans collateralized by immovable property		372	—	209	22,091	94,147	116,819	120,194
Of which: other collateralized loans	472	952	—	317	3,763	2,059	7,562	7,776
By purpose of the loan
Of which: credit for consumption						39,799	39,799	43,037
Of which: lending for house purchase						94,098	94,098	95,751
By subordination
Of which: project finance loans					10,721		10,721	11,032
Mitigation of credit risk, collateralized credit risk and other credit enhancements
In certain cases, maximum credit risk exposure is reduced by collateral, credit enhancements and other actions which mitigate the Group’s exposure. The BBVA Group applies a credit risk hedging and mitigation policy deriving from a banking approach focused on relationship banking. The existence of guarantees could be a necessary but not sufficient instrument for accepting risks, as the assumption of risks by the Group requires prior evaluation of the debtor’s capacity for repayment, or that the debtor can generate sufficient resources to allow the amortization of the risk incurred under the agreed terms.
The policy of accepting risks is therefore organized into three different levels in the BBVA Group:
–Analysis of the financial risk of the transaction, based on the debtor’s capacity for repayment or generation of funds.
–The constitution of guarantees that are adequate, or at any rate generally accepted, for the risk assumed, in any of the generally accepted forms: monetary, secured, personal or hedge guarantees; and finally
–Assessment of the repayment risk (asset liquidity) of the guarantees received.
This is carried out through a prudent risk policy that consists of the analysis of the financial risk, based on the capacity for reimbursement or generation of resources of the borrower, the analysis of the guarantee, assessing, among others, the efficiency, the robustness and the risk, the adequacy of the guarantee with the operation and other aspects such as the location, currency, concentration or the existence of limitations. Additionally, the necessary tasks for the constitution of guarantees must be carried out - in any of the generally accepted forms (collaterals, personal guarantees and financial hedge instruments) - appropriate to the risk assumed.
The procedures for the management and valuation of collateral are set out in the corporate general policies (retail and wholesale), which establish the basic principles for credit risk management, including the management of collaterals assigned in transactions with customers. The criteria for the systematic, standardized and effective treatment of collateral in credit transaction procedures in BBVA Group’s wholesale and retail banking are included in the Specific Collateral Rules.
The methods used to value the collateral are in line with the best market practices and imply the use of appraisal of real-estate collateral, the market price in market securities, the trading price of shares in mutual funds, etc. All the collaterals received must be correctly assigned and entered in the corresponding register. They must also have the approval of the Group’s legal units.
The valuation of the collateral is taken into account in the calculation of the expected losses. The Group has developed internal models to estimate the realization value of the collaterals received, the time that elapses until then, the costs for their acquisition, maintenance and subsequent sale, from real observations based on its own experience. This modeling is part of the LGD estimation processes that are applied to the different segments, and is included within the annual review and validation procedures.
The following is a description of the main types of collateral for each financial instrument class:
–Debt instruments held for trading: The guarantees or credit enhancements obtained directly from the issuer or counterparty are implicit in the clauses of the instrument (mainly guarantees of the issuer).
–Derivatives and hedging derivatives: In derivatives, credit risk is minimized through contractual netting agreements, where positive- and negative-value derivatives with the same counterparty are offset for their net balance. There may likewise be other kinds of guarantees and collaterals, depending on counterparty solvency and the nature of the transaction (mainly collaterals).
The summary of the offsetting effect (via netting and collateral) for derivatives and securities operations as of December 31, 2022 is presented in Note 7.4.2.
–Other financial assets designated at fair value through profit or loss and financial assets at fair value through other comprehensive income: The guarantees or credit enhancements obtained directly from the issuer or counterparty are inherent to the structure of the instrument (mainly personal guarantees).
As of December 31, 2022, 2021 and 2020, BBVA Group had no credit risk exposure of impaired financial assets at fair value through other comprehensive income (see Note 7.2.2).
–Financial assets at amortized cost:
a.Loans and advances to credit institutions: These usually have the counterparty’s personal guarantee or pledged securities in the case of repos.
b.Loans and advances to customers: Most of these loans and advances are backed by personal guarantees extended by the customer. There may also be collateral to secure loans and advances to customers (such as mortgages, cash collaterals, pledged securities and other collateral), or to obtain other credit enhancements (bonds or insurances).
c.Debt securities: The guarantees or credit enhancements obtained directly from the issuer or counterparty are inherent to the structure of the instrument.
–Financial guarantees, other contingent risks and drawable by third parties: these have the counterparty’s personal guarantee or other types of collaterals.
The disclosure of impaired loans and advances at amortized cost covered by collateral (see Note 7.2.6), by type of collateral, as of December 31, 2022, 2021 and 2020, is the following:

Impaired loans and advances at amortized cost covered by collateral (Millions of Euros)
	Maximum exposure to credit risk	Of which secured by collateral
		Residential properties	Commercial properties	Cash	Others	Financial
December 2022	13,493	2,537	849	3	52	984
December 2021	14,657	2,875	1,068	5	33	886
December 2020	14,678	2,717	789	18	52	575
The value of guarantees received as of December 31, 2022, 2021 and 2020, is the following:

Guarantees received (Millions of Euros)
	2022	2021	2020
Value of collateral	125,963	117,362	116,900
Of which: guarantees normal risks under special monitoring	12,826	11,768	11,296
Of which: guarantees non-performing risks	3,440	3,981	3,577
Value of other guarantees	40,050	48,680	47,012
Of which: guarantees normal risks under special monitoring	4,963	7,404	4,045
Of which: guarantees non-performing risks	984	886	575
Total value of guarantees received	166,013	166,042	163,912
The maximum credit risk exposure of impaired financial guarantees and other commitments at December 31, 2022, 2021 and 2020 amounts to €1,147 million, €957 million and €1,032 million, respectively (see Note 7.2.2).
Credit quality of financial assets that are neither past due nor impaired
The BBVA Group has tools that enable it to rank the credit quality of its transactions and customers based on an assessment and its correspondence with the probability of default (“PD”) scales. To analyze the performance of PD, the Group has a series of tracking tools and historical databases that collect the pertinent internally generated information. These tools can be grouped together into scoring and rating models.
Scoring
Scoring is a decision-making model that contributes to both the arrangement and management of retail loans: consumer loans, mortgages, credit cards for individuals, etc. Scoring is the tool used to decide to originate a loan, what amount should be originated and what strategies can help establish the price, because it is an algorithm that sorts transactions by their credit quality. This algorithm enables the BBVA Group to assign a score to each transaction requested by a customer, on the basis of a series of objective characteristics that have statistically been shown to distinguish between the quality and risk of this type of transactions. The advantage of scoring lies in its simplicity and homogeneity: all that is needed is a series of objective data for each customer, and this data is analyzed automatically using an algorithm.
There are three types of scoring, based on the information used and on its purpose:
–Reactive scoring: measures the risk of a transaction requested by an individual using variables relating to the requested transaction and to the customer’s socio-economic data available at the time of the request. The new transaction is approved or rejected depending on the score.
–Behavioral scoring: scores transactions for a given product in an outstanding risk portfolio of the entity, enabling the credit rating to be tracked and the customer’s needs to be anticipated. It uses transaction and customer variables available internally. Specifically, variables that refer to the behavior of both the product and the customer.
–Proactive scoring: gives a score at customer level using variables related to the individual’s general behavior with the entity, and to his/her payment behavior in all the contracted products. The purpose is to track the customer’s credit quality and it is used to pre-approve new transactions.
Rating
Rating tools, as opposed to scoring tools, focus on the rating of customers: companies, corporations, SMEs, general governments, etc. A rating tool is an instrument that, based on a detailed financial study, helps determine a customer’s ability to meet his/her financial obligations. The final rating is usually a combination of various factors: on one hand, quantitative factors, and on the other hand, qualitative factors. It is a middle road between an individual analysis and a statistical analysis.
The main difference between ratings and scorings is that the latter are used to assess retail products, while ratings use a wholesale banking customer approach. Moreover, scorings only include objective variables, while ratings add qualitative information. And although both are based on statistical studies, adding a business view, rating tools give more weight to the business criterion compared to scoring tools.
For portfolios where the number of defaults is low (sovereign risk, corporates, financial entities, etc.) the internal information is supplemented by “benchmarking” of the external rating agencies (Moody’s, Standard & Poor’s and Fitch). To this end, each year the PDs compiled by the rating agencies at each level of risk rating are compared, and the measurements compiled by the various agencies are mapped against those of the BBVA master rating scale.
The probability of default of transactions or customers is calibrated with a long-term view, since its purpose is to measure the risk quality beyond its time of estimation, seeking to capture information representative of the behavior of the portfolios during a complete economic cycle (a long-term average probability of default). This probability is mapped to the master scale developed by the BBVA Group in order to facilitate a homogeneous classification of its different risk portfolios.
The table below shows the abridged scale used to classify the BBVA Group’s outstanding risk as of December 31, 2022:

Internal rating	Probability of default (basis points)
Reduced List (22 groups)	Average	Minimum from >=	Maximum
AAA	1	—	2
AA+	2	2	3
AA	3	3	4
AA-	4	4	5
A+	5	5	6
A	8	6	9
A-	10	9	11
BBB+	14	11	17
BBB	20	17	24
BBB-	31	24	39
BB+	51	39	67
BB	88	67	116
BB-	150	116	194
B+	255	194	335
B	441	335	581
B-	785	581	1,061
CCC+	1,191	1,061	1,336
CCC	1,500	1,336	1,684
CCC-	1,890	1,684	2,121
CC+	2,381	2,121	2,673
CC	3,000	2,673	3,367
CC-	3,780	3,367	4,243
These different levels and their probability of default were calculated by using as a reference the rating scales and default rates provided by the external agencies Standard & Poor’s and Moody’s. These calculations establish the levels of probability of default for the BBVA Group’s Master Rating Scale. Although this scale is common to the entire Group, the calibrations (mapping scores to PD sections/Master Rating Scale levels) are carried out at tool level for each country in which the Group has tools available.
The table below outlines the distribution of the gross carrying amount of loans and advances to customers, in percentage terms, of the BBVA Group, based on their probability of default within 12 months used in the calculation of the expected loss under IFRS 9, and their stages, as of December 31, 2022, 2021 and 2020:

Probability of default (basis points)
	2022		2021		2020
	Subject to 12 month ECL (stage 1)	Subject to lifetime ECL (stage 2)	Subject to 12 month ECL (stage 1)	Subject to lifetime ECL (stage 2)	Subject to 12 month ECL (stage 1)	Subject to lifetime ECL (stage 2)
	%	%	%	%	%	%
0 to 2	5.1	—	5.8	—	4.0	—
2 to 5	18.9	0.3	15.7	0.1	10.2	0.1
5 to 11	16.3	0.5	15.2	0.2	7.7	0.1
11 to 39	18.2	0.8	18.7	0.6	26.8	0.5
39 to 194	20.3	2.3	19.1	2.5	24.0	2.3
194 to 1,061	10.5	3.0	12.2	3.8	15.1	3.4
1,061 to 2,121	1.2	0.9	1.9	1.5	1.5	1.2
> 2,121	0.6	1.1	0.8	1.9	0.6	2.5
Total	91.0	9.0	89.4	10.6	89.9	10.1
The table below outlines the distribution of the BBVA Group by probability of default within 12 months used in the calculation of the expected loss under IFRS 9, and by stages of the gross carrying amount of contingent risk and commitments, in percentage terms, as of December 31, 2022:

Probability of default (basis points)
	2022
	Subject to 12 month ECL (stage 1)	Subject to lifetime ECL (stage 2)
	%	%
0 to 2	6.3	0.2
2 to 5	20.4	0.2
5 to 11	26.9	0.9
11 to 39	19.8	0.7
39 to 194	14.6	1.1
194 to 1,061	6.1	1.5
1,061 to 2,121	0.6	0.2
> 2,121	0.2	0.4
Total	94.8	5.2
Impaired loan risks
The breakdown of loans and advances within financial assets at amortized cost by counterparties, including their respective gross carrying amount, impaired amount and accumulated impairment as of December 31, 2022, 2021 and 2020 is as follows:

December 2022 (Millions of Euros)
	Gross carrying amount	Impaired loans and advances	Accumulated impairment	Impaired loans and advances as a % of the total
Central banks	4,420	—	(19)	—%
General governments	20,922	38	(30)	0.2%
Credit institutions	16,066	—	(35)	—%
Other financial corporations	12,802	17	(37)	0.1%
Non-financial corporations	171,006	6,340	(5,495)	3.7%
Agriculture, forestry and fishing	4,475	153	(151)	3.4%
Mining and quarrying	5,006	179	(105)	3.6%
Manufacturing	44,583	869	(794)	1.9%
Electricity, gas, steam and air conditioning supply	15,344	650	(534)	4.2%
Water supply	875	21	(16)	2.4%
Construction	8,349	784	(537)	9.4%
Wholesale and retail trade	30,974	1,184	(945)	3.8%
Transport and storage	11,051	319	(343)	2.9%
Accommodation and food service activities	8,003	451	(329)	5.6%
Information and communications	7,498	113	(47)	1.5%
Financial and insurance activities	7,446	200	(188)	2.7%
Real estate activities	11,349	718	(527)	6.3%
Professional, scientific and technical activities	3,948	169	(151)	4.3%
Administrative and support service activities	4,021	180	(124)	4.5%
Public administration and defense; compulsory social security	268	8	(12)	2.9%
Education	556	35	(29)	6.4%
Human health services and social work activities	2,108	138	(53)	6.6%
Arts, entertainment and recreation	927	68	(79)	7.3%
Other services	4,224	101	(530)	2.4%
Households	164,530	7,098	(5,675)	4.3%
LOANS AND ADVANCES	389,745	13,493	(11,291)	3.5%

December 2021 (Millions of Euros)
	Gross carrying amount	Impaired loans and advances	Accumulated impairment	Impaired loans and advances as a % of the total
Central banks	5,687	—	(6)	—%
General governments	19,719	62	(37)	0.3%
Credit institutions	13,295	—	(19)	—%
Other financial corporations	9,826	24	(23)	0.2%
Non-financial corporations	146,797	7,290	(5,804)	5.0%
Agriculture, forestry and fishing	4,077	125	(154)	3.1%
Mining and quarrying	4,889	222	(130)	4.5%
Manufacturing	35,058	1,003	(867)	2.9%
Electricity, gas, steam and air conditioning supply	13,718	570	(489)	4.2%
Water supply	782	22	(21)	2.9%
Construction	8,336	894	(619)	10.7%
Wholesale and retail trade	25,856	1,311	(1,104)	5.1%
Transport and storage	10,310	879	(400)	8.5%
Accommodation and food service activities	7,693	470	(405)	6.1%
Information and communications	6,533	117	(56)	1.8%
Financial and insurance activities	6,216	197	(181)	3.2%
Real estate activities	9,438	719	(466)	7.6%
Professional, scientific and technical activities	3,910	185	(152)	4.7%
Administrative and support service activities	3,046	181	(132)	5.9%
Public administration and defense, compulsory social security	203	9	(11)	4.5%
Education	582	43	(34)	7.4%
Human health services and social work activities	1,888	48	(41)	2.5%
Arts, entertainment and recreation	1,011	209	(95)	20.7%
Other services	3,250	84	(447)	2.6%
Households	153,714	7,281	(5,253)	4.7%
LOANS AND ADVANCES	349,037	14,657	(11,142)	4.2%

December 2020 (Millions of Euros)
	Gross carrying amount	Impaired loans and advances	Accumulated impairment	Impaired loans and advances as a % of the total
Central banks	6,229	—	(20)	—%
General governments	19,439	76	(48)	0.4%
Credit institutions	14,591	6	(16)	—%
Other financial corporations	9,856	14	(39)	0.1%
Non-financial corporations	142,547	7,477	(6,123)	5.2%
Agriculture, forestry and fishing	3,438	132	(108)	3.8%
Mining and quarrying	4,349	47	(59)	1.1%
Manufacturing	33,771	1,486	(1,129)	4.4%
Electricity, gas, steam and air conditioning supply	13,490	591	(509)	4.4%
Water supply	899	17	(15)	1.9%
Construction	10,019	1,397	(722)	13.9%
Wholesale and retail trade	24,594	1,456	(1,223)	5.9%
Transport and storage	8,117	489	(368)	6.0%
Accommodation and food service activities	8,337	358	(294)	4.3%
Information and communications	5,764	73	(60)	1.3%
Financial and insurance activities	5,298	123	(132)	2.3%
Real estate activities	10,025	617	(494)	6.2%
Professional, scientific and technical activities	2,886	177	(124)	6.1%
Administrative and support service activities	3,955	142	(192)	3.6%
Public administration and defense, compulsory social security	129	5	(4)	3.5%
Education	665	54	(43)	8.1%
Human health services and social work activities	1,812	67	(59)	3.7%
Arts, entertainment and recreation	1,131	46	(65)	4.1%
Other services	3,871	198	(523)	5.1%
Households	151,410	7,106	(5,895)	4.7%
LOANS AND ADVANCES	344,072	14,678	(12,141)	4.3%
The changes during the years 2022, 2021 and 2020 of impaired financial assets and guarantees given are as follows:

Changes in impaired financial assets and guarantees given (Millions of Euros)
	2022	2021	2020
Balance at the beginning	15,467	15,478	16,770
Additions	8,084	8,556	9,533
Decreases (1)	(5,742)	(4,555)	(5,024)
Net additions	2,342	4,001	4,509
Amounts written-off	(2,771)	(3,613)	(3,603)
Exchange differences and other	(517)	(399)	(968)
Discontinued operations	—	—	(1,230)
Balance at the end	14,521	15,467	15,478
(1) Reflects the total amount of impaired loans derecognized from the consolidated balance sheet throughout the period as a result of monetary recoveries as well as mortgage foreclosures and real estate assets received in lieu of payment.
The changes during the years 2022, 2021 and 2020 in financial assets derecognized from the consolidated balance sheet as their recovery is considered unlikely ("write-offs"), is shown below:

Changes in impaired financial assets written-off from the balance sheet (Millions of Euros)
	Notes	2022	2021	2020
Balance at the beginning		21,990	22,001	26,245
Companies held for sale (1)		—	—	(4,646)
Increase		2,871	3,709	3,440
Decrease:		(2,431)	(3,605)	(2,715)
Re-financing or restructuring		(2)	(1)	(7)
Cash recovery	47	(390)	(423)	(339)
Foreclosed assets		(25)	(17)	(479)
Sales (2)		(1,498)	(2,437)	(1,223)
Debt forgiveness		(368)	(599)	(607)
Time-barred debt and other causes		(147)	(129)	(60)
Net exchange differences		165	(116)	(323)
Balance at the end		22,595	21,990	22,001
(1) The balance of 2020 relates mainly to the Group companies included in the agreement for the sale of the U.S. business to PNC (see Notes 3 and 21).
(2) Includes principal and interest.
As indicated in Note 2.2.1, although they have been derecognized from the consolidated balance sheet, the BBVA Group continues to attempt to collect on these written-off financial assets, until the rights to receive them are fully extinguished, either because it is a time-barred financial asset, the financial asset is forgiven, or other reason.
Loss allowances
Movements, measured over a 12-month period, in gross accounting balances and accumulated loss allowances during 2022, 2021 and 2020 are recorded on the consolidated balance sheet as of December 31, 2022, 2021 and 2020 in order to cover the estimated impairment or reversal of impairment on loans and advances measured at amortized cost.

Changes in gross accounting balances of loans and advances at amortized cost. Year 2022 (Millions of Euros)
	Stage 1	Stage 2	Stage 3	Total
Balance at the beginning	300,167	34,213	14,657	349,037
Transfers of financial assets:	(5,041)	3,914	1,128	—
Transfers from stage 1 to stage 2	(12,726)	12,726	—	—
Transfers from stage 2 to stage 1	8,537	(8,537)	—	—
Transfers to stage 3	(1,941)	(1,831)	3,773	—
Transfers from stage 3	1,089	1,556	(2,645)	—
Net annual origination of financial assets	44,465	(4,201)	258	40,522
Becoming write-offs	(63)	(35)	(2,432)	(2,530)
Foreign exchange	2,447	18	(461)	2,004
Modifications that do not result in derecognition	(2)	29	113	140
Other	643	(301)	231	573
Balance at the end	342,616	33,636	13,493	389,745

Changes in allowances of loans and advances at amortized cost. Year 2022 (Millions of Euros)
	Stage 1	Stage 2	Stage 3	Total
Balance at the beginning	(1,990)	(2,091)	(7,061)	(11,142)
Transfers of financial assets:	63	33	(1,570)	(1,473)
Transfers from stage 1 to stage 2	110	(397)	—	(287)
Transfers from stage 2 to stage 1	(91)	374	—	283
Transfers to stage 3	51	204	(1,917)	(1,662)
Transfers from stage 3	(7)	(148)	347	193
Net annual origination of allowances	(406)	(273)	(663)	(1,342)
Becoming write-offs	186	30	1,890	2,106
Foreign exchange	(87)	248	—	161
Modifications that do not result in derecognition	—	48	(160)	(112)
Other	168	64	279	511
Balance at the end	(2,065)	(1,942)	(7,284)	(11,291)
For the year ended December 31, 2022, the impairment charges recognized under the heading “Impairment or reversal of impairment on financial assets not measured at fair value through profit or loss or net gains by modification" amounted to €3,379 million (€3,034 million and €5,179 million for the years ended December 31, 2021 and 2020, respectively) (see Note 47). Additionally, as of December 31, 2021, the Group estimated that the update in the definition of credit impairment (default) (see Note 2.2.1) led to an increase of €1,262 million in impaired financial assets. In terms of allowances for impairment, the impact of this update was considered non-significant.
During 2022, the macroeconomic environment has deteriorated, with a downward revision of growth expectations in an inflationary environment with a generalized increase in energy commodity prices and interest rates. This has resulted in an increase in allowances for impairment of financial assets with respect to the previous year, through additional adjustments in an environment of global growth throughout the year and through the adjustments reflected in the portfolios and sectors most vulnerable to this environment.

Changes in gross accounting balances of loans and advances at amortized cost. Year 2021 (Millions of Euros)
	Stage 1	Stage 2	Stage 3	Total
Balance at the beginning	298,793	30,601	14,678	344,072
Transfers of financial assets:	(10,785)	8,640	2,145	—
Transfers from stage 1 to stage 2	(14,482)	14,482	—	—
Transfers from stage 2 to stage 1	4,905	(4,905)	—	—
Transfers to stage 3	(1,772)	(1,945)	3,717	—
Transfers from stage 3	564	1,009	(1,573)	—
Net annual origination of financial assets	17,876	(4,729)	1,217	14,364
Becoming write-offs	(74)	(68)	(3,095)	(3,237)
Foreign exchange	(6,054)	(1,902)	(216)	(8,172)
Modifications that do not result in derecognition	187	1,642	189	2,018
Other	224	29	(261)	(8)
Balance at the end	300,167	34,213	14,657	349,037

Changes in allowances of loans and advances at amortized cost. Year 2021 (Millions of Euros)
	Stage 1	Stage 2	Stage 3	Total
Balance at the beginning	(2,037)	(2,289)	(7,815)	(12,141)
Transfers of financial assets:	187	441	(2,521)	(1,893)
Transfers from stage 1 to stage 2	139	(602)	—	(463)
Transfers from stage 2 to stage 1	(60)	307	—	247
Transfers to stage 3	111	802	(2,775)	(1,862)
Transfers from stage 3	(3)	(66)	254	185
Net annual origination of allowances	(563)	(57)	(314)	(933)
Becoming write-offs	45	56	2,694	2,795
Foreign exchange	70	(270)	719	519
Modifications that do not result in derecognition	12	(79)	(122)	(189)
Other	297	106	298	701
Balance at the end	(1,990)	(2,091)	(7,061)	(11,142)

Changes in gross accounting balances of loans and advances at amortized cost. Year 2020 (Millions of Euros)
	Stage 1	Stage 2	Stage 3	Total
Balance at the beginning	363,234	33,518	15,959	412,711
Transfers of financial assets:	(11,935)	8,807	3,128	—
Transfers from stage 1 to stage 2	(15,843)	15,843	—	—
Transfers from stage 2 to stage 1	5,107	(5,107)	—	—
Transfers to stage 3	(1,701)	(2,659)	4,359	—
Transfers from stage 3	502	729	(1,231)	—
Net annual origination of financial assets	16,119	(827)	102	15,395
Becoming write-offs	(3)	(2)	(2,944)	(2,949)
Foreign exchange	(21,472)	(2,342)	(1,157)	(24,970)
Modifications that do not result in derecognition	(204)	827	511	1,134
Other	(283)	(190)	270	(204)
Discontinued operations	(46,664)	(9,190)	(1,192)	(57,045)
Balance at the end	298,793	30,601	14,678	344,072

Changes in allowances of loans and advances at amortized cost. Year 2020 (Millions of Euros)
	Stage 1	Stage 2	Stage 3	Total
Balance at the beginning	(2,149)	(2,183)	(8,094)	(12,427)
Transfers of financial assets:	184	(511)	(1,806)	(2,133)
Transfers from stage 1 to stage 2	156	(923)	—	(766)
Transfers from stage 2 to stage 1	(50)	253	—	202
Transfers to stage 3	81	218	(1,950)	(1,652)
Transfers from stage 3	(3)	(59)	144	83
Net annual origination of allowances	(872)	(795)	(1,329)	(2,996)
Becoming write-offs	—	—	2,567	2,568
Foreign exchange	227	256	721	1,204
Modifications that do not result in derecognition	12	(118)	(177)	(283)
Other	160	618	25	803
Discontinued operations	401	444	278	1,123
Balance at the end	(2,037)	(2,289)	(7,815)	(12,141)
The loss allowances recorded in the balance sheet to cover the impairment or reversal of impairment estimated in the debt securities amounted to €214, €126 and €145 million as of December 31, 2022, 2021 and 2020, respectively. The variation is mainly due to changes in credit risk variations, mainly in Garanti BBVA, BBVA, S.A. and BBVA Argentina.
Additionally, the loss allowances recorded in the balance sheet to cover the impairment or reversal of the impairment estimated in the commitments and guarantees given amounted to €770, €691 and €728 million as of December 31, 2022, 2021 and 2020, respectively (see Note 24). The variation is mainly driven by changes due to origination and acquisition in Garanti BBVA.
Refinancing and restructuring transactions
Group policies and principles with respect to refinancing and restructuring transactions
Refinancing and restructuring transactions (see definition in the Glossary) are carried out with customers who have requested such a transaction in order to meet their current loan payments if they are expected, or may be expected, to experience financial difficulty in making the payments in the future.
The basic aim of a refinancing and restructuring transaction is to provide the customer with a situation of financial viability over time by adapting repayment of the loan incurred with the Group to the customer’s new situation of fund generation. The use of refinancing and restructuring for other purposes, such as to delay loss recognition, is contrary to BBVA Group policies.
The BBVA Group’s refinancing and restructuring policies are based on the following general principles:
–Refinancing and restructuring is authorized according to the capacity of customers to pay the new installments. This is done by first identifying the origin of the payment difficulties and then carrying out an analysis of the customers’ viability, including an updated analysis of their economic and financial situation and capacity to pay and generate funds. If the customer is a company, the analysis also covers the situation of the industry in which it operates.
–With the aim of increasing the solvency of the transaction, new guarantees and/or guarantors of demonstrable solvency are obtained where possible. An essential part of this process is an analysis of the effectiveness of both the new and original guarantees.
–This analysis is carried out from the overall customer or group perspective.
–Refinancing and restructuring transactions do not in general increase the amount of the customer’s loan, except for the expense inherent to the transaction itself.
–The capacity to refinance and restructure a loan is not delegated to the branches, but decided on by the risk units.
–The decisions made are reviewed from time to time with the aim of evaluating full compliance with refinancing and restructuring policies.
These general principles are adapted in each case according to the conditions and circumstances of each geographical area in which the Group operates, and to the different types of customers involved.
In the case of retail customers (private individuals), the main aim of the BBVA Group’s policy on refinancing and restructuring a loan is to avoid default arising from a customer’s temporary liquidity problems by implementing structural solutions that do not increase the balance of the customer’s loan. The solution required is adapted to each case and the loan repayment is made easier, in accordance with the following principles:
–Analysis of the viability of transactions based on the customer’s willingness and ability to pay, which may be reduced, but should nevertheless be present. The customer must therefore repay at least the interest on the transaction in all cases. No arrangements may be concluded that involve a grace period for both principal and interest.
–Refinancing and restructuring of transactions is only allowed on those loans in which the BBVA Group originally entered into.
–Customers subject to refinancing and restructuring transactions are excluded from marketing campaigns of any kind.
In the case of non-retail customers (mainly companies, enterprises and corporates), refinancing/restructuring is authorized according to an economic and financial viability plan based on:
–Forecasted future income, margins and cash flows to allow entities to implement cost adjustment measures (industrial restructuring) and a business development plan that can help reduce the level of leverage to sustainable levels (capacity to access the financial markets).
–Where appropriate, the existence of a divestment plan for assets and/or operating segments that can generate cash to assist the deleveraging process.
–The capacity of shareholders to contribute capital and/or guarantees that can support the viability of the plan.
In accordance with the Group’s policy, the conclusion of a loan refinancing and restructuring transaction does not mean the loan is reclassified from "impaired" or "significant increase in credit risk" to normal risk. The reclassification to "significant increase in credit risk" or normal risk categories must be based on the analysis mentioned earlier of the viability, upon completion of the probationary periods described below.
The Group maintains the policy of including risks related to refinanced and restructured loans as either:
–"Impaired assets", as although the customer is up to date with payments, they are classified as unlikely to pay when there are significant doubts that the terms of their refinancing may not be met; or
–"Significant increase in credit risk" until the conditions established for their consideration as normal risk are met.
The assets classified as "Impaired assets" should comply with the following conditions in order to be reclassified to "Significant increase in credit risk":
–The customer has to have paid a significant part of the pending exposure.
–At least one year must have elapsed since the later of: i) the time at which the restructuring measures were extended, ii) the time when the exposure was classified as deteriorated, iii) the end of any grace period included in restructuring agreements.
–The customer does not have past due payments and objective criteria, demonstrating the borrower´s ability to pay, have been verified.
The conditions established for assets classified as “Significant increase in credit risk” to be reclassified out of this category are as follows:
–The customer must have paid past-due amounts (principal and interest) since the date of the renegotiation or restructuring of the loan or other objective criteria, demonstrating the borrower´s ability to pay, have been verified; none of its exposures is more than 30 days past-due.
–At least two years must have elapsed since completion of the renegotiation or restructuring of the loan or, if later, the date of reclassification from the deteriorated category. Regular payments must have been made during at least half of this probation period; and
–It is unlikely that the customer will have financial difficulties and, therefore, it is expected that the customer will be able to meet its loan payment obligations (principal and interest) in a timely manner.
The economic impact caused by the COVID-19 pandemic required the adaptation of the repayment schedule of a large volume of loans in all geographies and portfolios. In general, support was given through the granting of deferrals that comply with the principles established by the EBA, which allowed for the application of a differential accounting and prudential treatment.
Renewals and renegotiations are classified as normal risk, provided that there is no significant increase in risk. This classification is applicable initially, and in the event of any deterioration, the criteria established in the existing policy are followed. In this sense, the aforementioned conditions are considered, including, among others, the requirement that the facility is not more than 30 days past due and that it has not been identified as 'unlikely to pay'.
The BBVA Group’s refinancing and restructuring policy provides for the possibility of two modifications in a 24 month period for loans that are not in compliance with the payment schedule.
The internal models used to determine allowances for loan losses consider the restructuring and renegotiation of a loan, as well as re-defaults on such a loan, by assigning a lower internal rating to restructured and renegotiated loans than the average internal rating assigned to non-restructured/renegotiated loans. This downgrade results in an increase in the probability of default (PD) assigned to restructured/renegotiated loans (with the resulting PD being higher than the average PD of the non- renegotiated loans in the same portfolios).
In any case, a restructuring will be considered impaired when the reduction in the present net value of the financial obligation is greater than 1%, in line with the management criteria introduced during 2021.
For quantitative information on refinancing and restructuring transactions see Appendix VIII.
Risk concentration
Policies for preventing excessive risk concentration
In order to prevent the build-up of excessive risk concentrations at the individual, sector, portfolio and geography levels, BBVA Group maintains updated maximum permitted risk concentration indices which are tied to the various observable variables related to concentration risk.
Together with the limits for individual concentration, the Group uses the Herfindahl index to measure the concentration of the Group's portfolio and the banking group's subsidiaries. At the BBVA Group level, the index reached implies a "very low" degree of concentration.
The limit on the Group’s exposure or financial commitment to a specific customer therefore depends on the customer’s credit rating, the nature of the risks involved, and the Group’s presence in a given market, based on the following guidelines:
–The aim is, as much as possible, to reconcile the customer's credit needs (commercial/financial, short-term/long-term, etc.) with the interests of the Group.
–Any legal limits that may exist concerning risk concentration are taken into account (relationship between risks with a customer and the capital of the shareholder´s entity that assumes them), the markets, the macroeconomic situation, etc.
–The aim is to seek inter and intra-sector diversification in coherence with the metrics defined in the RAF for the Group and for the banking group's subsidiaries.
Risk concentrations by geography
The breakdown of the main figures in the most significant foreign currencies in the consolidated balance sheets is set forth in Appendix IX.
Sovereign risk concentration
Sovereign risk management
The identification, measurement, control and monitoring of risk associated with sovereign risk transactions is carried out by a centralized unit within the BBVA Group's Risk Area. Its basic functions are preparing reports (called financial programs) on the countries with which it maintains cross-border risks (i.e. risks taken in a foreign currency from outside the country with borrowers in the country, whether public or private) and sovereign risks (i.e. risks with the local Sovereign of the country where the risk-taking unit is located), monitoring those risks, establishing risk limits, assigning ratings to the countries analyzed and, in general, supporting the Group in any information request regarding this type of transaction. The risk policies established in the financial programs are approved by the relevant risk committees.
The country risk unit tracks the evolution of the risks associated with the various countries to which the Group are exposed (including sovereign risk) on an ongoing basis in order to adapt its risk and mitigation policies to any macroeconomic and political changes that may occur. Moreover, it regularly updates its internal ratings and forecasts for these countries. The methodology is based on the assessment of quantitative and qualitative parameters which are in line with those used by certain multilateral organizations (the International Monetary Fund (IMF), the World Bank, etc.) rating agencies and export credit organizations.
For additional information on sovereign risk in Europe see Appendix IX.
Risk related to the developer and Real Estate sector in Spain
The sale of impaired assets concluded in 2018. Currently, there is no risk concentration in the developer and real estate sector, taking into account that its weight in total wholesale risks in Spain is approximately 10%, while compared with the total risks in the portfolio (wholesale and retail), the Real Estate risk assumed would be around 3%.
Policies and strategies established by the Group to deal with risks related to the developer and real-estate sector
BBVA Group has teams specializing in the management of the Real Estate Sector risk, given its economic importance and specific technical component. This specialization is not only in risk teams, but throughout the handling, commercial, problem risks and legal, etc. It also includes the research department of the BBVA Group (BBVA Research), which helps determine the medium/long-term vision needed to manage this portfolio. The policies established to address the risks related to the developer and real-estate sector, aim to accomplish, among others, the following objectives: to avoid concentration in terms of customers, products and regions; to estimate the risk profile for the portfolio; and to anticipate possible worsening of the portfolio within a sector is highly cyclical.
Specific policies for analysis and granting of new developer risk transactions
In the analysis of new transactions, the assessment of the commercial operation in terms of the economic and financial viability of the project has been one of the constant. The monitoring of the work, sales prospects and the legal situation of the project are essential aspects for the admission and follow-up of new real estate transactions. With regard the participation of the Risk Acceptance teams, they have a direct link and participate in the committees of areas such as Valuation, Legal, BBVA Research and Recoveries. This guarantees coordination and exchange of information in all the processes.
In this context, and within the current Real Estate cycle, the strategy with clients is subject to an Asset Allocation limit and to an action framework that allows defining a target portfolio, both in volume and in credit quality.
Risk monitoring policies
The base information for analyzing the real estate portfolios is updated monthly. There is a systematic monitoring of developments under close monitoring with the evolution of works and sales.
Policies applied in the management of real estate assets in Spain
The internal Rules on Real Estate Financing, which establish recommendations for financing a new housing development business, are reviewed and updated annually.
The recommendations represent guidelines about how to manage the credit admission activity of BBVA Group entities based on best practices of markets in which this activity is performed. It is expected that a high percentage of the current transactions will be in compliance with the latter.
For quantitative information about the risk related to the developer and Real-Estate sector in Spain see Appendix IX.
Structural risk
The structural risks are defined, in general terms, as the possibility of suffering losses in the banking book due to adverse movements in market risk factors.
In the Group, the following types of structural risks are defined, according to their nature: interest rate risk, credit spread risk, exchange rate risk and equity risk.
The scope of structural risks in the Group excludes market risks in the trading book that are clearly delimited and separated and are part of the Market Risks category.
The Assets and Liabilities Committee (ALCO) is the main responsible body for the management of structural risks regarding liquidity/ funding, interest rate, credit spread, currency, equity and solvency. Every month, with the participation of the CEO and representatives from the areas of Finance, Risks and Business Areas, this committee monitors the structural risks and is presented with proposals with regard to action plans related with its management for its approval. These management proposals are made by the Finance area with a forward-looking focus, maintaining the alignment with the risk appetite framework, trying to guarantee the recurrence of results and financial stability, as well as to preserve the solvency of the entity. All balance sheet management units have a local ALCO, which is permanently attended by members of the Corporate Center, and there is a corporate ALCO where management strategies are monitored and presented in the Group's subsidiaries.
The GRM area acts as an independent unit, ensuring adequate separation between the management and risk control functions, and is responsible for ensuring that the structural risks in the Group are managed according to the strategy approved by the Board of Directors.
Consequently, GRM deals with the identification, measurement, monitoring and control of those risks and their reporting to the corresponding corporate bodies. Through the Global Risk Management Committee (GRMC), it performs the function of control and risk assessment and is responsible for developing the strategies, policies, procedures and infrastructure necessary to identify, evaluate, measure and manage the significant risks that the BBVA Group faces. To this end, GRM, through the corporate unit of Structural Risks, proposes a scheme of limits that defines the risk appetite set for each of the relevant structural risk types, both at Group level and by management units, which will be reviewed annually, reporting the situation periodically to the Group's corporate bodies as well as to the GRMC.
Additionally, both the management system and the control and measurement system for structural risks are necessarily adjusted to the Group's internal control model, complying with the evaluation and certification processes that comprise it. In this sense, the tasks and controls necessary for its scope of action have been identified and documented, supporting a regulatory framework which includes specific processes and measures for structural risks, from a broad geographical perspective.
Within the three lines of defense scheme in which BBVA's internal control model is based according to the most advanced standards in terms of internal control, the first line of defense is maintained by the Finance area, which is responsible for managing the structural risk.
As a second line of defense, GRM is in charge of identifying risks, and establishing policies and control models, periodically evaluating their effectiveness.
In the second line of defense, there are also the Internal Risk Control units, which independently review the Structural Risk control, and Internal Financial Control, which carries out a review of the design and effectiveness of the operational controls over structural risk management.
The third line of defense is represented by the Internal Audit area, an independent unit within BBVA Group, which is responsible for reviewing specific controls and processes.
Interest rate risk and credit spread in the banking book
The structural interest-rate risk (IRRBB) is related to the potential impact that variations in market interest rates have on an entity's net interest income and equity. In order to properly measure IRRBB, BBVA Group takes into account all the main sources of this risk: repricing risk, yield curve risk, option risk and basis risk.
The assessment of structural interest rate risk is carried out with an integral vision, combining two complementary points of view: the effects of interest rate shifts in net interest income (short term) and their impact on the economic value of equity (long term). In addition, the impact on the market value of the financial instruments of the banking book, as a result of changes in the market interest rates (IRRBB) or the credit spreads (CSRBB), will be assessed as it may have an impact on the income statement and/or equity due to their accounting treatment.
The exposure of a financial entity to adverse interest rates movements is a risk inherent to the development of the banking business, which is also, in turn, an opportunity to create economic value. Therefore, interest rate risk must be effectively managed so that it is limited in accordance with the entity’s equity and in line with the expected economic result.
In BBVA, the purpose of structural interest rate risk management is to maintain the stability of the net interest income in the event of interest rate fluctuations. It contributes to a recurrent generation of earnings, limit the capital consumption due to structural interest rate risk and monitor potential mark-to-market impacts on “held to collect and sell” (HtC&S) portfolios. Likewise, the spread risk management in banking book portfolios is aimed at limiting the impact on the valuation of fixed income instruments, which are used for balance sheet liquidity and interest rate risk management purposes in order to increase diversification, and maintain the spread risk at levels aligned with the total volume of the investment portfolio and the equity of the Group.
These functions fall to the Global ALM (Asset & Liability Management) unit, within the Finance area, who, through ALCO, aims to guarantee the recurrence of results and preserve the solvency of the entity, always adhering to the risk profile defined by the management bodies of the BBVA Group.
Structural interest rate risk management is decentralized, and is carried out independently in each entity included in the structural balance sheet (banking book) of the BBVA Group, keeping the exposure to interest rates and credit spreads movements aligned with the strategy and the target risk profile of the Group, and in compliance with the regulatory requirements according to the EBA guidelines.
Nature of interest rate risk and credit spread risk
Repricing risk arises due to the difference between the repricing or maturity terms of the assets and liabilities, and represents the most frequent interest rate risk faced by financial entities. However, other sources of risk such as changes in the slope and shape of the yield curve, the reference to different indexes and the optionality risk embedded in certain banking transactions, are also taken into account by the risk control system.
Furthermore, the credit spread risk (CSRBB) of fixed-income portfolios in the banking book arises from the potential impact on the value of fixed-income portfolios and credit derivatives registered at fair value produced by a variation in the level of credit spreads associated with those instruments/issuers and that are not explained by default risk or by movements in market interest rates.
BBVA's structural interest-rate risk management and control process includes a set of metrics and tools that enable the capture of additional sources to properly monitor the risk profile of the Group, backed-up by assumptions that aim to characterize the behavior of the balance sheet items with the maximum accuracy.
The IRRBB and CSRBB measurement is carried out on a monthly basis, and includes probabilistic measures based on simulation methods of interest rate curves and credit spread shocks. The corporate methodology enables to capture additional sources of risk to the interest rate parallel shifts, such as the changes in slope shape and the basis of yield curves. Additionally, sensitivity analysis to multiple parallel shocks of different magnitude are also assessed on a regular basis. The process is run separately for each currency to which the Group is exposed, considering, at a later stage, the diversification effect among currencies and business units.
The risk measurement model is complemented by the assessment of ad-hoc scenarios, stress tests and reverse stress. Stress tests incorporate extreme scenarios both in market interest rates and in behavioral assumptions, in addition to the assessment of market scenarios by BBVA Research and the set of prescriptive scenarios defined according to EBA guidelines.
The internal measurement systems and models are subjected to a process of review and continuous improvement in order to keep them aligned with EBA guidelines.
Key assumptions of the model
In order to measure structural interest rate risk, the setting of assumptions on the evolution and behavior of certain balance sheet items is particularly relevant, especially those related to products without an explicit or contractual maturity which characteristics are not established in their contractual terms and must be therefore estimated.
The assumptions that characterize these balance sheet items must be understandable for the areas and bodies involved in risk management and control and remain duly updated, justified and documented. The modeling of these assumptions must be conceptually reasonable and consistent with the evidence based on historical experience, reviewed at least once a year and, if any, the behavior of the customers induced by the business areas. These assumptions are regularly subject to a sensitivity analysis to assess and understand the impact of the modelling on the risk metrics.
The approval and update of the IRRBB behavioral models is subject to the corporate governance under the scope of GRM analytics. Thus, all the models must be duly inventoried and catalogued and comply with the requirements for their development, updating and changes management set out in the internal procedures. They are also subject to the corresponding internal validations and follow-up requirements established based on their relevance, as well as to backtesting procedures against experience to ratify the validity of the assumptions applied.
In view of the heterogeneity of the financial markets, customers and products in the multiple jurisdictions, each one of the entities of the Group is responsible for determining the behavior assumptions to be applied to the balance sheet items, always under the guidelines and the applicability of the corporate models existing in the Group.
The balance sheet behavioral assumptions stand out those established for the treatment of items without contractual maturity, mainly for demand customer deposits, and those related to the expectations on the exercise of interest rate options, especially relating to loans and deposits subject to prepayment risk.
For the modelling of demand deposits, a segmentation of the accounts in several categories is previously carried out depending on the characteristics of the customer (retail / wholesale) and the product (type of account / transactionality / remuneration), in order to outline the specific behavior of each segment.
In order to establish the remuneration of each segment, the relationship between the evolution of market interest rates and the interest rates of managed accounts is analyzed, with the aim of determining the translation dynamic (percentages and lags) of interest rates variations to the remuneration of the accounts. In this regard, consideration is given to the potential limitations in the repricing of these accounts in scenarios of low or negative rates, with special attention to retail customers, through the establishment of floors in the remuneration.
The behavior assigned to each category of accounts is determined by an analysis of the historical evolution of the balances and the probability of cancellation of the accounts. For this, the volatile part of the balance assigned to a short-term maturity is isolated, thus avoiding fluctuations in the level of risk caused by specific variations in the balances and promoting stability in the management of the balance. Once the stable part is identified, a medium / long term maturity model is applied through a decay distribution based on the average term of the accounts and the conditional cancellation probabilities throughout the life of the product.
In addition, the behavior modeling incorporates, where appropriate, the relationship between the evolution of the balance of deposits and the levels of market interest rates, especially in low rate environments. Consequently, the effect of rate variations on the stability of the deposits as well as the potential migration between the different types of products (on demand and time deposits) in each interest rate scenario are incorporated.
Equally relevant is the treatment of early cancellation options embedded in credit loans, mortgage portfolios and customer deposits. The evolution of market interest rates may condition, along with other variables, the incentive that customers have to prepay loans or deposits, modifying the future behavior of the balance amounts with respect to the forecasted contractual maturity schedule.
The detailed analysis of the historical information related to prepayment data, both partial and total prepayment, combined with other variables such as interest rates, allows estimating future amortizations and, where appropriate, their behavior linked to the evolution of such variables through the relationship between the incentive of the customer to prepay and the early cancellation speed.
The table below shows the profile of average structural interest rate risk and credit spread risk of the fixed income portfolio in the banking book classified as Hold to Collect & Sale (HtC&S) in terms of sensitivities of the main currencies for the BBVA Group in 2022:

Sensitivity to interest-rate and credit spread analysis. Year 2022
	Interest rate risk				Credit spread
	Impact on net interest income (1)		Impact on economic value (2)		Impact on economic value (2)
	100 basis point increase	100 basis point decrease (3)	100 basis point increase	100 basis point decrease (3)	100 basis point increase
Euro	[1.5% , 3.5%]	[-1.5% , -0.5%]	[0.5% , 1.5%]	[-1.5% , -0.5%]	[-1.5% , -0.5%]
Mexican peso	[0.5% , 1.5%]	[-1.5% , -0.5%]	[-1.5% , -0.5%]	[0.5% , 1.5%]	[-0.5% , 0.5%]
U.S. dollar	[0.5% , 1.5%]	[-1.5% , -0.5%]	[0.5% , 1.5%]	[-1.5% , -0.5%]	[-0.5% , 0.5%]
Turkish lira	[-0.5% , 0.5%]	[-0.5% , 0.5%]	[-0.5% , 0.5%]	[-0.5% , 0.5%]	[-0.5% , 0.5%]
Other	[-0.5% , 0.5%]	[-0.5% , 0.5%]	[-0.5% , 0.5%]	[-0.5% , 0.5%]	[-0.5% , 0.5%]
BBVA Group	[3.5% , 5.5%]	[-5.5% , -3.5%]	[0.5% , 1.5%]	[-1.5% , -0.5%]	[-3.5% , -1.5%]
(1) Percentage of "12 months" net interest income for the BBVA Group.
(2) Percentage of CET1 (Fully Loaded) for BBVA Group
(3) In Euro and Pound sterling (included in "Other"), negative interest rates scenarios are allowed up to plausible levels.
The year 2022 was characterized by a change in the cycle in terms of monetary policy as a result of the high inflation rates observed in most Western economies. The effects of the high energy prices and the bottlenecks in the supply chain, which still persisted due to the COVID-19 pandemic, were exacerbated from March onwards by the outbreak of the war between Russia and Ukraine. In this context, the central banks embarked on a restrictive monetary policy strategy with interest rate hikes, which is still in force and is expected to last during most of 2023.
At an aggregate level, BBVA seeks to maintain a moderate risk profile, in accordance with the established objective, having positive sensitivity to interest rate hikes in the net interest income.
Regarding relevant events in the financial markets, the ECB began the process of raising interest rates in July 2022 with the aim of curbing inflation, with a rise of 250 basis points in the year, and the FED, for its part, implemented increases of 425 basis points in 2022. Furthermore, additional increases are expected in 2023 (such as the rise by the Fed (0.25 basis points) and the ECB (0.5 basis points), announced on February 1 and February 2, 2023, respectively) since inflation remains at high levels. In relation to fixed income markets, valuations have been affected by the strong general increase in interest rates and the widening of risk premiums, in line with inflation expectations, which are expected to continue above reference levels. Spanish and Italian debt spreads worsened with widenings relative to the German curve, especially in the case of Italy. As for Mexico and South America, the flattening movements have been similar to those of the United States, continuing with the rate hike cycle. Turkey, for its part, has set the monetary policy rate at 9.0%, making successive cuts of 500 basis points between August and November 2022.
The most relevant aspects related to the main geographical areas are the following:
–Spain has a balance sheet characterized by a high proportion of variable-rate loans (basically mortgages and corporate lending) and liabilities composed mainly by customer demand deposits. The ALCO portfolio acts as a management lever, hedging the bank's balance sheet by mitigating its sensitivity to interest rate fluctuations. The balance sheet interest rate risk profile remained stable during the year, Spain being the geographical area of the Group with the highest positive sensitivity to rates.
At the end of September 2022 the ECB set the benchmark interest rate at 2.5%, the marginal deposit facility rate at 2% and the marginal loan facility rate at 2.75%. Thus, the European benchmark interest rates (EURIBOR) showed significant increases in the year. In this regard, customer spread is starting to benefit from interest rate hikes, which is expected to continue in the coming quarters.
–Mexico continues to show a balance between fixed and variable interest rates positions, which limits sensitivity to interest rates fluctuations. In terms of assets that are most sensitive to interest rate fluctuations, the commercial portfolio stands out, while consumer loans and mortgages are mostly at a fixed rate. With regard to customer funds, there is a high proportion of non-interest bearing deposits, which are insensitive to interest rate movements. The ALCO portfolio is invested primarily in fixed-rate sovereign bonds with limited maturities. The monetary policy rate stands at 10.50%, 500 basis points above the end-of-year level of 2021. Regarding client spread, there has been an improvement in 2022, favored by both the contained cost of deposits and the positive evolution of yields on loans.
–In Turkey, loans, which are mostly fixed-rate and have relatively short maturities, and the ALCO portfolio limit the sensitivity of interest margins, both with respect to the Turkish lira and foreign currencies. However, the economic value risk increased in 2022 mainly due to the compulsory purchases of bonds required by the local supervisor. Customer spread improved in 2022 due to the lower cost of deposits.
–In South America, the interest rate risk profile remains low as most countries in the area have a fixed/variable composition and maturities that are very similar for assets and liabilities, with limited net interest income sensitivity. In addition, in balance sheets with several currencies, interest rate risk is managed for each of the currencies, showing a limited level of risk. The central banks of Peru and Colombia rose the benchmark interest rates by 500 and 900 basis points, respectively, in 2022. Customer spreads improved in Peru, impacted by the interest rates hike, while falling in Colombia, as liabilities (mainly deposits) repriced faster than assets following the sharp interest rates hike.
Structural exchange-rate risk
Structural exchange rate risk, is defined as the possibility of impacts on solvency, equity value and results driven by fluctuations in the exchange rates due to exposures in foreign currencies.
Structural exchange rate risk is inherent to the business of international banking groups, such as BBVA, that develop their activities in different geographies and currencies. At a consolidated level, structural exchange-rate risk arises from the consolidation of holdings in subsidiaries with functional currencies other than the euro. Its management is centralized in order to optimize the joint management of permanent foreign currency exposures, taking diversification into account.
The purpose of structural exchange rate risk management is protecting solvency by limiting volatility of the consolidated CET1 ratio and income to consolidate denominated in a currency other the euro in the Group, as well as to limit the capital requirements under exchange rate fluctuations to which the Group is exposed due to its international diversification. The ALM Global corporate unit, through the ALCO, is responsible for the management of this risk all through an active hedging policy, deliberately taken for each objective, and fully aligned with the management strategy.
At the corporate level, the risk monitoring metrics included in the limits framework are aligned with the Risk Appetite Framework, and are targeted to control the effects on the solvency through the economic capital metric and the fluctuations in the Common Equity Tier I fully loaded (CET1 fully loaded) consolidated ratio, as well as the maximum deviation in the Group's attributable profit. The probabilistic metrics make it possible to estimate the joint impact of exposure to different currencies taking into account the different variability in exchange rates and their correlations. These metrics are supplemented with additional assessment indicators.
The suitability of these risk assessment metrics is reviewed on a regular basis through backtesting exercises. The final element of structural exchange-rate risk control is the stress and scenario analysis aimed to assess the vulnerabilities of foreign currency structural exposure not contemplated by the risk metrics and to serve as an additional tool when making management decisions. The scenarios are based both on historical situations simulated by the risk model and on the risk scenarios provided by BBVA Research.
The purpose of the exchange rate risk management of BBVA's long term investments, which arises mainly from its foreign franchises, is to preserve the capital ratios of the Group and to maintain the stability of the profits. The year 2022 was characterized by the weakness of the euro, especially pronounced in the first nine months of the year. Thus, the US dollar, which for some part of the year was trading below parity, closed the year with an appreciation of 6.2% against the euro. Among the emerging currencies, the Mexican peso appreciated strongly (11.0% against the euro) on the back of the positive perception of the country's fundamentals and the aforementioned weakness of the euro. The lira was again penalized in 2022 (-23.7%) by an unorthodox economic policy in a context of high inflation. As for the performance of South American currencies, the Peruvian sol was solid (11.0%), while the Chilean peso, somewhat more volatile, managed to appreciate against the euro (4.4%). The Colombian peso (-12.1%) and the Argentine peso (-38.3%) depreciated against the euro.
BBVA maintains management policies for the main investments in emerging countries in respect of, in average terms, between 40% and 50% of the aggregate attributable profit in non-euro currencies expected to be generated by the group in the next twelve months and around 70% of the aggregate excess capital in non-euro currencies. In relation to the CET1 capital ratio, the estimated impact at the end of 2022 of a 10% depreciation in the relevant currency was as follows: Mexican peso (-5 basis points); Turkish lira (-5 basis points) and U.S. dollar (+19 basis points).
For the years 2022, 2021 and 2020, the estimated sensitivities of the result attributable to the parent company are shown below, taking into account the coverage, against depreciations and appreciations of 1% of the average rate in the main currencies. To the extent that hedging positions are periodically modulated, the sensitivity estimate attempts to reflect an average (or effective) sensitivity in the year:

Sensitivity to 1% change (Millions of Euros)
Currency	2022	2021	2020
Mexican peso	19.1	14.0	4.9
Turkish lira	3.5	4.7	4.5
Peruvian sol	0.7	0.3	0.4
Chilean peso	0.4	0.6	0.3
Colombian peso	0.9	1.1	1.4
Argentine peso	1.9	0.6	0.9
Equity risk in the banking book
Equity risk in the banking book refers to the possibility of suffering losses in the value of positions in shares and other equity instruments held in the banking book with long or medium term investment horizons due to fluctuations in the value of equity indexes or shares.
BBVA Group's exposure to structural equity risk arises largely from minority shareholdings held on industrial and financial companies, and in new business (innovation). This exposure is modulated in some portfolios with positions held on derivative instruments on the same underlying assets, in order to adjust the portfolio sensitivity to potential changes in equity prices.
The structural equity risk management is aimed at increasing the income-generating capacity of those shares held by the Group, limiting the capital requirements for equity risk and narrowing the impact on the solvency level through a proactive management of the portfolio using hedges. The function of managing the main structural equity portfolios is a responsibility of the specialized units of the corporate areas of Global ALM, Strategy & M&A and Client Solutions (Banking for Growth Companies). Their activity is subject to the corporate structural equity risk management policy, complying with the defined management principles and Risk Appetite Framework.
The structural equity risk metrics, designed by GRM according to the corporate model, contribute to the effective monitoring of the risk by estimating the sensitivity and the capital necessary to cover the possible unexpected losses due to changes in the value of the shareholdings in the Group's investment portfolio, with a level of confidence that corresponds to the objective rating of the entity, taking into account the liquidity of the positions and the statistical behavior of the assets to be considered
In order to analyze the risk profile in depth, stress tests and scenario analysis of sensitivity to different simulated scenarios are carried out. They are based on both past crisis situations and forecasts made by BBVA Research. These analyses are carried out regularly to assess the vulnerabilities of structural equity exposure not contemplated by the risk metrics and to serve as an additional tool when making management decisions.
Backtesting is carried out on a regular basis on the risk measurement model used.
Equity markets in Europe and the United States were negatively affected in 2022 by the tightening of financial conditions carried out by the Central Banks due to the rise in inflation. In many cases, the adjustment in share prices is attributed mainly to a correction in the valuation metrics than to a significant deterioration in relation to the expectation of corporate profits. The Spanish stock market closed the year with smaller falls than those presented by the main indices of other geographies in the euro area.
Structural equity risk, measured in terms of economic capital, has raised during the last year due to the higher exposure taken. The aggregate sensitivity of the BBVA Group’s consolidated equity to a 1% fall in the price of shares of the companies making up the equity portfolio increased to €-24 million as of December 31, 2022, compared to €-27 million as of December 31, 2021. This estimation takes into account the exposure in shares valued at market prices, or if not applicable, at fair value (excluding the positions in the Treasury Area portfolios) and the net delta-equivalent positions in derivatives on the same underlyings.
7.3.4 IBOR reform
On August 27, 2020, the IASB issued the second phase of the reform of the IBOR reference indices, which involves the introduction of amendments to IFRS 9, IAS 39, IFRS 7, IFRS 4 and IFRS 16, to ensure that the financial statements reflect the economic effects of this reform in the best possible way.
These amendments focus on the accounting for financial instruments, once a new risk-free reference index (Risk Free Rate, hereinafter “RFR”) has been introduced. The modifications introduce the accounting relief for changes in the cash flows of financial instruments directly caused by the IBOR reform if they take place in a context of "economic equivalence", by updating the effective interest rate of the instrument. Additionally, they introduce a series of exemptions to the hedging requirements so as not to have to interrupt certain hedging relationships. However, similar to the phase 1 amendments (which entered into force already in 2020) (see Note 15), the phase 2 amendments do not contemplate exceptions to the valuation requirements applicable to hedged items and hedging instruments in accordance with IFRS 9 or IAS 39. Thus, once the new reference index has been implemented, the hedged items and hedging instruments must be valued in accordance with the new index, and the possible ineffectiveness that may exist in the hedge will be recognized in profit or loss.
The IBOR transition to RFR is considered to be a complex initiative, which affects BBVA Group in different geographical areas and business lines, as well as in a multitude of products, systems and processes. The main risks to which the Group is exposed due to the transition are; (1) risk of litigation related to the products and services offered by the Group; (2) legal risks derived from changes in the documentation required for existing operations; (3) financial and accounting risks, derived from market risk models and from the measurement, hedging, cancellation and recognition of the financial instruments associated with the benchmark indices; (4) price risk, derived from how changes in the indices could impact the pricing mechanisms of certain instruments; (5) operational risks, as the reform may require changes to the Group's IT systems, business reporting infrastructure, operational processes and controls, and (6) behavioral risks derived from the potential impact of customer communications during the transition period, which could lead to customer complaints, regulatory penalties or reputational impact.
BBVA Group established a transition program, provided with a robust governance structure by means of an Executive Steering Committee, with representation from senior management of the affected areas, which reports directly to the Group's Global Leadership Team. At the local level, each geographical area has defined its own governance structure with the participation of senior management. The coordination among geographical areas is realized through the Project Management Office (PMO) and the Global Working Groups that incorporate a multi-geographic and transversal view on the areas of Legal, Risk, Regulatory, Finance and Accounting and Engineering. The project also involves both Corporate Assurance of the different geographical areas and business lines and Global Corporate Assurance of the Group.
This transition project has taken into account the different approaches and periods of transition to the new RFRs when evaluating the various risks associated with the transition, as well as defining the lines of action in order to mitigate them. BBVA is aligned with the Good Practices issued by the ECB that outline how banks can better structure their governance, identify related risks and create contingent action plans and documentation in relation to the transition of reference rates.
The entity has actively collaborated in the IBOR transition, both for its support and participation in the sectorial working groups and for its commitment to remediate the contracts with its counterparties. In this sense, the entity has carried out a process of communication and contact with the counterparties to modify the terms of the contractual relations in such a way that said agreements have been modified using different mechanisms: through the inclusion of addenda to the contracts, by the adherence to industry standard protocols, the transition of operations by clearing house, the cancellation of contracts and subscription of new ones, or by the transition through other legislative mechanisms. This process has been managed through the monitoring mechanisms and indicators that have been developed by the working groups within the Group.
The official discontinuation date for LIBORs exUSD (GBP, CHF, EUR, JPY), LIBOR USD 1-week and 2-month indices was December 31, 2021, and for EONIA was January 3, 2022. However, the Financial Conduct Authority (FCA) and the European Commission have established a legal safeguard in the event that there are some operations that could not be migrated before such discontinuation dates. In the case of the FCA, said legal safeguard, called Synthetic LIBOR, would apply only to contracts referenced to LIBOR GBP and LIBOR JPY in terms of 1, 3 and 6 months, and allows the index to continue to be applied for an additional period. However, the FCA has announced its decision to continue publishing the synthetic LIBOR JPY for all its terms until December 31, 2022, the synthetic LIBOR GBP 1 month and 6 months until March 31, 2023 and the synthetic LIBOR GBP 3 month until March 2024.
Moreover, the European Commission, through what is known as the "Statutory Fallback", provides a legal safeguard for EONIA contracts and for LIBOR CHF (which entered into force on January 1, 2022), so that in the contracts subject to this measure, said indices are automatically replaced, by legal requirement, with the new indices. BBVA maintains non-significant balances in the aforementioned synthetic LIBOR GBP and synthetic LIBOR JPY, which already have a transition solution communicated and agreed with the clients pending execution in systems at the beginning of 2023.
Regarding LIBOR USD, references will be discontinued in the terms still in force on June 30, 2023 (except for the one-week and two-month terms that were already discontinued in 2021, as we have said previously). Currently the different international regulators are studying the application of legal safeguards similar to the one mentioned above. Such is the case in the United States, where a federal law has already been approved to designate a statutory fallback in contracts that do not contemplate or regulate a transition of the LIBOR USD index.
In this regard, the BBVA Group is actively working to modify all its contracts referenced to LIBOR USD to the corresponding RFRs (SOFR). As of December 31, 2022, the Group continues to maintain financial assets and liabilities whose contracts are referenced to LIBOR USD including, among others, for loans, deposits and debt issuances as well as underlying derivative financial instruments.
In the case of the EURIBOR, the European authorities have encouraged modifications in its methodology so that it meets the requirements of the European Regulation of Reference Indices, so this index does not disappear.
Below is the BBVA Group's exposure to financial assets and liabilities maturing after the transition dates of these IBORs to their corresponding RFRs. The table shows, in the case of loans and advances, asset and liability debt instruments, deposits and commitments, their gross amounts and, in the case of derivatives, their notional value, in each case as of December 31, 2022:

Millions of Euros
	Loans & Advances	Debt Securities Assets	Debt Securities Issued (Liabilities)	Deposits	Derivatives (notional)
Synthetic LIBOR GBP and JPY	76	—	—	—	—
LIBOR USD with maturity > June 30, 2023	16,539	171	1,977	159	423,468
Total	16,615	171	1,977	159	423,468
The 96% of the exposure of derivative instruments is either settled by Clearing Houses (mainly the London Clearing House) or are operations with counterparties currently adhering to the International Swaps and Derivatives Association (ISDA) protocols, specifically the following: ISDA 2020 IBOR Fallback Protocol and June 2022 Benchmark Module of the ISDA 2021 Fallback Protocol.
Market riskMarket risk originates from the possibility of experiencing losses in the value of positions held as a result of movements in market variables that affect the valuation of financial assets and liabilities. Market risk in the Group's trading portfolios stems mainly from the portfolios originated by Global Markets valued at fair value and held for the purpose of trading and generating short-term results. Market risk in the field of banking book is clearly and distinctly addressed and can be broken down into structural risks relating to interest rate and credit spread, exchange rate and equity (see Note 7.3).Market risk in trading portfolios
The main risks in the trading portfolios can be classified as follows:
–Interest-rate risk: This arises as a result of exposure to movements in the different interest-rate curves involved in trading. Although the typical products that generate sensitivity to the movements in interest rates are money-market products (deposits, interest-rate futures, call money swaps, etc.) and traditional interest-rate derivatives (swaps and interest-rate options such as caps, floors, swaptions, etc.), practically all the financial products are exposed to interest-rate movements due to the effect that such movements have on the valuation of the financial discount.
–Equity risk: This arises as a result of movements in share prices. This risk is generated in spot positions in shares or any derivative products whose underlying asset is a share or an equity index. Dividend risk is a sub-risk of equity risk, arising as an input for any equity option. Its variation may affect the valuation of positions and it is therefore a factor that generates risk on the books.
–Exchange-rate risk: This is caused by movements in the exchange rates of the different currencies in which a position is held. As in the case of equity risk, this risk is generated in spot currency positions, and in any derivative product whose underlying asset is an exchange rate. In addition, the quanto effect (operations where the underlying asset and the instrument itself are denominated in different currencies) means that in certain transactions in which the underlying asset is not a currency, an exchange-rate risk is generated that has to be measured and monitored.
–Credit-spread risk: Credit spread is an indicator of an issuer's credit quality. Spread risk occurs due to variations in the levels of spread of both corporate and government issues, and affects positions in bonds and credit derivatives.
–Volatility risk: This occurs as a result of changes in the levels of implied price volatility of the different market instruments on which derivatives are traded. This risk, unlike the others, is exclusively a component of trading in derivatives and is defined as a first-order convexity risk that is generated in all possible underlying assets in which there are products with options that require a volatility input for their valuation.
The metrics developed to assess market risk in the BBVA Group are aligned with market practices and are implemented consistently across all the local market risk units.
Measurement procedures are established in terms of the possible impact of negative market conditions on the trading portfolio of the Group's Global Markets units, both under ordinary circumstances and in situations of heightened risk factors.
The standard metric used to measure market risk is Value at Risk (hereinafter “VaR”), which indicates the maximum loss that may occur in the portfolios at a given confidence level (99%) and time horizon (one day). This statistic value is widely used in the market and has the advantage of summing up in a single metric the risks inherent to trading activity, taking into account how they are related and providing a prediction of the loss that the trading book could sustain as a result of fluctuations in equity prices, interest rates, foreign exchange rates and credit spreads. Additionally, for certain positions, other risks need to be considered, such as a credit spread, base, volatility or correlation risk.
With respect to the risk measurement models used by the BBVA Group, the Bank of Spain has authorized the use of the internal market risk model to determine bank capital requirements deriving from risk positions on the BBVA, S.A. and BBVA Mexico trading book, which jointly accounted for around 63%, 77% and 72% of the Group’s trading-book market risk as of December 31, 2022, 2021 and 2020. For the rest of the geographical areas where the Group operates (applicable mainly to the Group´s South America subsidiaries and Garanti BBVA), bank capital for the risk positions in the trading book is calculated using the Standardized Approach defined by the Basel Committee on Banking Supervision (which is referred to herein as the "standard model”).
The current management structure includes the monitoring of market-risk limits, consisting of a scheme of limits based on specific metrics according to market activities, (VaR (Value at Risk), economic capital, as well as stop-loss limits for each of the Group’s business units).
The model used estimates VaR in accordance with the historical simulation methodology, which involves estimating losses and gains that would have taken place in the current portfolio if the changes in market conditions that took place over a specific period of time in the past were repeated. Based on this information, it predicts the maximum expected loss of the current portfolio within a given confidence level. This model has the advantage of reflecting precisely the historical distribution of the market variables and not assuming any specific distribution of probability. The historical period used in this model is two years.
VaR figures are estimated with the following methodologies:
–VaR without smoothing, which awards equal weight to the daily information for the previous two years. This is currently the official methodology for measuring market risks for the purpose of monitoring compliance with risk limits.
–VaR with smoothing, which gives a greater weight to more recent market information. This metric supplements the previous one.
The use of VaR by historical simulation methodology as a risk metric has many advantages, but also certain limitations, among which it is worth highlighting:
–The estimate of the maximum daily loss of the Global Markets portfolio positions (with a confidence level of 99%) depends on the market movements of the last two years, not picking up the impact of large market events if they have not occurred within that historical window
–The use of the 99% confidence level does not consider potential losses that can occur beyond this level. To mitigate this limitation, different stress exercises are also performed, as described later.
At the same time, and following the guidelines established by the Spanish and European authorities, BBVA incorporates metrics in addition to VaR with the aim of meeting the Bank of Spain's regulatory requirements with respect to the calculation of bank capital for the trading book. Specifically, the measures incorporated in the Group since December 2011 (stipulated by Basel 2.5) are:
–VaR: In regulatory terms, the VaR charge incorporates the stressed VaR charge, and the sum of the two (VaR and stressed VaR) is calculated. This quantifies the losses associated with the movements of the risk factors inherent to market operations (including interest-rate risk, exchange-rate risk, equity risk and credit risk, among others). Both VaR and stressed VaR are rescaled by a regulatory multiplier (between three and four) and by the square root of ten to calculate the capital charge.
–Specific Risk - Incremental Risk Capital (“IRC”). Quantification of the risks of default and changes of the credit ratings of the bond and derivative positions and debt funds with daily look-through or significant benchmark (correlation > 90%) in the trading portfolio. The IRC charge is exclusively applied in entities in respect of which the internal market risk model is used (i.e. BBVA, S.A. and BBVA Mexico). The IRC charge is determined based on the associated losses (calculated at 99.9% confidence level over a one year horizon under the hypothesis of constant risk) due to a rating change and/or default of the issuer with respect to an asset. In addition, the price risk is included in sovereign positions for the specified items.
–Specific Risk: Securitization, correlation portfolios and Investment funds without look-through. Capital charges for securitizations and correlation portfolios are assessed based on the potential losses associated with the occurrence of a credit event in the underlying exposures. They are calculated by the standard model. The scope of the correlations portfolios refers to the First To Default (FTD)-type market operation and/or tranches of market CDOs and only for positions with an active market and hedging capacity. Capital charge for Funds include losses associated with volatility and credit risk of the underling positions of the fund. All charges are calculated by the standard model.
Validity tests are performed regularly on the risk measurement models used by the Group. They estimate the maximum loss that could have been incurred in the assessed positions with a certain level of probability (backtesting), as well as measurements of the impact of extreme market events on risk positions (stress testing). As an additional control measure, backtesting is conducted at a trading desk level in order to enable more specific monitoring of the validity of the measurement models.
Market risk in 2022
The Group’s market risk related to its trading portfolio remained in 2022 at low levels compared to other risks managed by BBVA, particularly credit risk. This is due to the nature of the business. In 2022, the average VaR was €27 million, below the figure of 2021, with a maximum level in the year reached on January 12, 2022 of €36 million. The evolution in the BBVA Group’s market risk during 2022, measured as VaR without smoothing (see Glossary) with a 99% confidence level and a 1-day horizon (shown in Millions of Euros) is as follows:
By type of market risk assumed by the Group's trading portfolio, the main risk factor for the Group continued to be that linked to interest rates, with a weight of 54% of the total at December 31, 2022 (this figure includes the spread risk). The relative weight of this risk has slightly decreased compared with the close of 2021 (57%). Exchange-rate risk accounted for 22% of the total risk, increasing its weight with respect to December 2021 (16%), while equity, volatility and correlation risk has increased, with a weight of 11% at the close of 2022 (vs. 9% at the end of 2021).
As of December 31, 2022, 2021 and 2020 the VaR was €29 million, €31 million and €28 million, respectively, with the following breakdown:

VaR by Risk Factor (Millions of Euros)
	Interest/Spread risk	Currency risk	Stock-market risk	Vega/Correlation risk	Diversification effect (1)	Total
2022
VaR average in the year	33	8	3	7	(23)	27
VaR max in the year	35	12	2	11	(24)	36
VaR min in the year	25	10	2	11	(28)	19
End of period VaR	32	13	7	5	(28)	29
2021
VaR average in the year	33	10	2	11	(28)	29
VaR max in the year	32	13	4	1	(14)	36
VaR min in the year	27	9	1	10	(25)	22
End of period VaR	34	9	5	11	(29)	31
2020
VaR average in the year	29	12	4	11	(28)	27
VaR max in the year	39	20	10	20	(14)	39
VaR min in the year	20	3	1	6	(39)	18
End of period VaR	32	12	2	11	(29)	28
(1) The diversification effect is the difference between the sum of the average individual risk factors and the total VaR figure that includes the implied correlation between all the variables and scenarios used in the measurement.
Validation of the internal market risk model
The internal market risk model is validated on a regular basis by backtesting in both, BBVA, S.A. and Global Markets Mexico (in BBVA Mexico). The aim of backtesting is to validate the quality and precision of the internal market risk model used by BBVA Group to estimate the maximum daily loss of a portfolio, at a 99% level of confidence and a 250-day time horizon, by comparing the Group's results and the risk measurements generated by the internal market risk model. These tests showed that the internal market risk model of both, BBVA, S.A. and Global Markets Mexico is adequate and precise.
Two types of backtesting have been carried out in 2022, 2021 and 2020:
–"Hypothetical" backtesting: the daily VaR is compared with the results obtained, not taking into account the intraday results or the changes in the portfolio positions. This validates the appropriateness of the market risk metrics for the end-of-day position.
–"Real" backtesting: the daily VaR is compared with the total results, including intraday transactions, but discounting the possible minimum charges or fees involved. This type of backtesting includes the intraday risk in portfolios.
In addition, each of these two types of backtesting was carried out at a risk factor or business type level, thus making a deeper comparison of the results with respect to risk measurements.
For the period between the year ended December 31, 2021 and the year ended December 31, 2022, the backtesting of the internal VaR calculation model was carried out, comparing the daily results obtained to the risk level estimated by the internal VaR calculation model. In that period, there was no negative exception in BBVA, S.A. In BBVA Mexico, there were two negative exceptions.
At the end of the year the comparison showed the internal VaR calculation model was working correctly, within the "green" zone (0-4 exceptions), thus validating the internal VaR calculation model, as has been the case each year since the internal market risk model was approved for the Group.
Stress testing analysis
A number of stress tests are carried out on the BBVA Group's trading portfolios. First, global and local historical scenarios are used that replicate the behavior of an extreme past event, such as for example the collapse of Lehman Brothers or the "Tequilazo" crisis. These stress tests are complemented with simulated scenarios, where the aim is to generate scenarios that have a significant impact on the different portfolios, but without being anchored to any specific historical scenario. Finally, for some portfolios or positions, fixed stress tests are also carried out that have a significant impact on the market variables affecting these positions.
Historical scenarios
The historical benchmark stress scenario for the BBVA Group is Lehman Brothers, whose sudden collapse in September 2008 led to a significant impact on the behavior of financial markets at a global level. The following are the most relevant effects of this historical scenario:
–Credit shock: reflected mainly in the increase of credit spreads and downgrades in credit ratings.
–Increased volatility in most of the financial markets (giving rise to a great deal of variation in the prices of different assets (currency, equity, debt).
–Liquidity shock in the financial systems, reflected by a major movement in interbank curves, particularly in the shortest sections of the euro and dollar curves.
Simulated scenarios
Unlike the historical scenarios, which are fixed and therefore not suited to the composition of the risk portfolio at all times, the scenario used for the exercises of economic stress is based on resampling methodology. This methodology is based on the use of dynamic scenarios that are recalculated periodically depending on the main risks affecting the trading portfolios. On a data window wide enough to collect different periods of stress (data are taken from January 1, 2008 until the date of the assessment), a simulation is performed by resampling of historic observations, generating a distribution of losses and gains that serve to analyze the most extreme of births in the selected historical window. The advantage of this methodology is that the period of stress is not predetermined, but depends on the portfolio maintained at each time, and making a large number of simulations (10,000 simulations) allows a greater richness of information for the analysis of expected shortfall than what is available in the scenarios included in the calculation of VaR.
The main features of this approach are: a) the generated simulations respect the correlation structure of the data, b) there is flexibility in the inclusion of new risk factors and c) it allows the introduction of a lot of variability in the simulations (desirable for considering extreme events).
The impact of the stress test under multivariable simulation of the risk factors of the portfolio based on the expected shortfall (expected shortfall calculated at a 97.5% confidence level, 20 days) as of December 31, 2022 is as follows:

Impact of the stress test (Millions of Euros)
0	Europe	Mexico	Peru	Venezuela	Argentina	Colombia	Turkey
Expected shortfall	(86)	(42)	(7)	—	(8)	(4)	(22)
Financial instruments offset
Financial assets and liabilities may be netted in certain cases. In particular, they are presented for a net amount on the consolidated balance sheet only when the Group's entities satisfy the provisions of IAS 32, so they have both the legal right to net recognized amounts, and the intention of settling the net amount or of realizing the asset and simultaneously paying the liability.
In addition, the Group has presented as gross amounts assets and liabilities on the consolidated balance sheet for which there are master netting arrangements in place, but for which there is no intention of settling the net amount. The most common types of events that trigger the netting of reciprocal obligations are bankruptcy of the entity, surpassing certain level of indebtedness threshold, failure to pay, restructuring and dissolution of the entity.
In the current market context, derivatives are contracted under different framework contracts being the most widespread the ones developed by the International Swaps and Derivatives Association (“ISDA”) and, for the Spanish market, the Framework Agreement on Financial Transactions (“CMOF”). Almost all portfolio derivative transactions have been concluded under these framework contracts, including in them the netting clauses mentioned in the preceding paragraph as "Master Netting Agreement", greatly reducing the credit exposure on these instruments. Additionally, in contracts signed with counterparties, the collateral agreement annexes called Credit Support Annex (“CSA”) in ISDA and Appendix III in CMOF are included, thereby minimizing exposure to a potential default of the counterparty.
Moreover, many of the transactions involving assets purchased or sold under a repurchase agreement are transacted through clearing houses that articulate mechanisms to reduce counterparty risk, as well as through the signing of various master agreements for bilateral transactions, the most widely used being the Global Master Repurchase Agreement (GMRA), published by the International Capital Market Association (“ICMA”), to which the clauses related to the collateral exchange are usually added within the text of the master agreement itself.
A summary of the effect of offsetting (via netting and collateral) for derivatives and securities operations is presented below as of December 31, 2022, 2021 and 2020:

Effect of offsetting for derivatives and securities operation (Millions of Euros)
					Gross amounts not offset in the consolidated balance sheets (D)
	Notes	Gross amounts recognized (A)	Gross amounts offset in the consolidated balance sheets (B)	Net amount presented in the consolidated balance sheets (C=A-B)	Financial instruments	Cash collateral received/ pledged	Net amount (E=C-D)
December 2022
Trading and hedging derivatives	10 / 15	52,354	10,554	41,800	29,251	11,461	1,088
Reverse repurchase, securities borrowing and similar agreements		47,111	—	47,111	47,217	970	(1,077)
Total assets		99,465	10,554	88,911	76,468	12,431	11
Trading and hedging derivatives	10 / 15	51,767	10,554	41,213	31,063	9,498	651
Repurchase, securities lending and similar agreements		54,382	—	54,382	53,439	586	357
Total liabilities		106,149	10,554	95,594	84,502	10,084	1,008
December 2021
Trading and hedging derivatives	10 / 15	36,349	3,611	32,737	22,524	8,758	1,456
Reverse repurchase, securities borrowing and similar agreements		54,296	—	54,296	55,010	2,213	(2,927)
Total assets		90,645	3,611	87,034	77,534	10,971	(1,471)
Trading and hedging derivatives	10 / 15	37,916	3,584	34,331	22,524	10,119	1,688
Repurchase, securities lending and similar agreements		54,159	—	54,159	58,174	679	(4,694)
Total liabilities		92,074	3,584	88,490	80,698	10,798	(3,006)
December 2020
Trading and hedging derivatives	10 / 15	47,862	5,688	42,173	33,842	9,018	(686)
Reverse repurchase, securities borrowing and similar agreements		32,121	—	32,121	32,762	161	(802)
Total assets		79,983	5,688	74,294	66,604	9,178	(1,488)
Trading and hedging derivatives	10 / 15	49,720	5,722	43,998	33,842	9,435	721
Repurchase, securities lending and similar agreements		41,571	—	41,571	42,298	1,619	(2,346)
Total liabilities		91,291	5,722	85,569	76,140	11,054	(1,624)
The amount of recognized financial instruments within derivatives includes the effect in case of compensation with counterparties with which the Group holds netting agreements, while, for repos, it reflects the market value of the collateral associated with the transaction.
Liquidity and Funding riskLiquidity and funding risk is defined as the incapacity of a bank in meeting its payment commitments due to lack of funds or that, to face those commitments, should have to make use of funding under burdensome terms.Liquidity and Funding Strategy and Planning
The BBVA Group is a multinational financial institution whose business is focused mainly on retail and commercial banking activities. In addition to the retail business model, which forms its core business, the Group engages in corporate and investment banking, through the global CIB (Corporate & Investment Banking) division.
Liquidity and Funding Risk Management aims to maintain a balance sheet structure which allows a sustainable business model. The Group’s liquidity and funding strategy is based on the following pillars:
–The principle of the funding self-sufficiency of its subsidiaries, meaning that each of the Liquidity Management Units (LMU) must cover its funding needs independently on the markets where it operates. This avoids possible contagion due to a crisis affecting one or more of the Group’s LMU.
–Stable customer deposits as the main source of funding in all the LMU, in accordance with the Group’s business model.
–Diversification of the sources of wholesale funding, in terms of maturity, market, instruments, counterparties and currencies, with recurring access to the markets.
–Compliance with regulatory requirements, ensuring the availability of ample liquidity buffers, of high quality, as well as sufficient instruments as required by regulations with the capacity to absorb losses.
–Compliance with the internal Liquidity Risk and Funding metrics, while adhering to the Risk Appetite level established for each LMU at any time.
Liquidity and Funding Risk Management aims, in the short term, to prevent an entity from having difficulties in meeting its payment commitments in due time and form or that, to meet them, it has to resort to obtaining funds in burdensome conditions that deteriorate the image or reputation of the entity.
In the medium term, its objective is to support the suitability of the Group's financial structure and its evolution, within the framework of the economic situation, the markets and regulatory changes.
This management of structural and liquidity funding is based on the principle of financial self-sufficiency of the entities that comprise it. This approach helps prevent and limit liquidity risk by reducing the Group’s vulnerability during periods of high risk. This decentralized management prevents possible contagion from a crisis affecting only one or a few Group entities, which must act independently to meet their liquidity requirements in the markets where they operate.
Within this strategy, the BBVA Group is organized into eight LMU composed of the parent company and the bank subsidiaries in each geographical area, plus the branches that depend on them.
In addition, the policy for managing liquidity and funding risk is also based on the model’s effectiveness and on the planning and integration of risk management into the budgeting process of each LMU, according to the liquidity and funding risk appetite that it decides to assume in its business.
Liquidity and funding planning is part of the strategic processes for the Group’s budgetary and business planning. This objective is to allow a recurrent growth of the banking business with suitable maturities and costs within the established risk tolerance levels by using a wide range of instruments which allow the diversification of the funding sources and the maintenance of a high volume of available liquid assets.
Governance and monitoring
The responsibility for liquidity and funding management in the development of normal business activity lies with the Finance area as a first line of defense in managing the risks inherent to this activity, in accordance with the principles established by the EBA and in line with the most demanding standards, policies, procedures and controls in the framework established by the governing bodies. Finance, through the Balance-Sheet Management area, plans and executes the funding of the structural long-term gap of each LMU and proposes to the Assets and Liabilities Committee (ALCO) the actions to be taken on this matter, in accordance with the policies established by the Risk Committee in line with the metrics of the Risk Appetite Framework approved by the Board of Directors.
Finance is also responsible for preparing the regulatory reporting of liquidity, coordinating with the responsible areas in each LGU the necessary processes to cover the requirements at corporate and regulatory level, ensuring the integrity of the information provided.
GRM is responsible for ensuring that the liquidity and financing risk in the Group is managed in accordance with the framework established by governing bodies. It also deals with the identification, measurement, monitoring and control of such risks and their communication to the relevant corporate bodies. In order to carry out this task properly, the Risk function in the Group has been configured as a single, global function, independent of the management areas.
Additionally, the Group has, in its second line of defense, an Internal Risk Control unit, which performs an independent review of the control of Liquidity and Funding Risk, and a Financial Internal Control Unit that reviews the design and effectiveness of the controls operations on liquidity management and reporting.
As the third line of defense of the Group's internal control model, Internal Audit is in charge of reviewing specific controls and processes in accordance with a work plan that is drawn up annually.
The Group’s fundamental objectives regarding the liquidity and funding risk are determined through the Liquidity Coverage Ratio (LCR) and through the Loan-to-Stable Customer Deposits (LtSCD) ratio.
The LCR ratio is a regulatory metric that aims to guarantee the resilience of entities in a scenario of liquidity tension within a time horizon of 30 days. Within its risk appetite framework and system of limits and alerts, BBVA has established a required LCR compliance level for the entire Group and for each individual LMU. The internal levels required are aimed at efficiently meeting the regulatory requirement, at a loose level above 100%.
The LtSCD ratio measures the relationship between net lending and stable customer funds. The aim is to preserve a stable funding structure in the medium term for each of the LMU which make up the BBVA Group, taking into account that maintaining an adequate volume of stable customer funds is key to achieving an appropriate liquidity profile. In geographical areas with dual-currency balances, the indicator is also controlled by currency to manage the mismatches that might occur.
Stable customer funds are considered to be the financing obtained and managed from the LMU among their target customers. Those funds are characterized by their low sensitivity to market changes and by their less volatile behavior at aggregated level per operation due to the loyalty of the customer to the entity. The stable resources are calculated by applying to each identified customer segment a haircut determined by the analysis of the stability if the balances by which different aspects are evaluated (concentration, stability, level of loyalty). The main source of stable resources arises from wholesale funding and retail customer funds.
In order to establish the target (maximum) levels of LtSCD in each LMU and provide an optimal funding structure reference in terms of risk appetite, the corporate Structural Risks unit of GRM identifies and assesses the economic and financial variables that condition the funding structures in the different geographical areas.
Additionally, liquidity and funding risk management aims to achieve a proper diversification of the funding structure, avoiding excessive dependence on short-term funding by establishing a maximum level for the short-term funds raised, including both wholesale financing and the least stable proportion of customer funds In relation to long-term financing, the maturity profile does not present significant concentrations, which makes it possible to adapt the schedule of the planned issuance plan to the best financial conditions in the markets. Lastly, concentration risk is monitored at LMU level, with the aim of ensuring a correct diversification of both the counterparty and type of instrument.
One of the fundamental metrics within the general management framework of the liquidity and funding risk is the maintenance of a liquidity buffer consisting of high quality assets free of charges which can be sold or offered as collateral to obtain funding, either under normal market conditions or in stress situations.
The Finance area is responsible for the collateral management and determining the liquidity buffer within the BBVA Group. According to the principle of auto-sufficiency of the Group's subsidiaries, each LMU is responsible for maintaining a buffer of liquid assets which complies with the regulatory requirements applicable under each jurisdiction. In addition, the liquidity buffer of each LMU must be aligned with the liquidity and funding risk tolerance as well as the management limits set and approved for each case.
In this context, the short-term resistance of the liquidity risk profile is promoted, striving to ensure that each LMU has sufficient collateral to deal with the risk of the closing of wholesale markets. Basic capacity is the internal metric for the management and control of short-term liquidity risk, which is defined as the relationship between the explicit assets available and the maturities of wholesale liabilities and volatile resources, at different time periods up to one year, with special relevance at 30 and 90 days, with the objective of preserving the survival period above 3 months with the available buffer, without considering the balance inflows.
As a fundamental element of the liquidity and financing risk monitoring scheme, stress tests are carried out. They enable to anticipate deviations from the liquidity targets and the limits set in the appetite, and to establish tolerance ranges in the different management areas. They also play a major role in the design of the Liquidity Contingency Plan and the definition of specific measures to be adopted to rectify the risk profile if necessary.
For each scenario, it is checked whether BBVA has a sufficient stock of liquid assets to meet the liquidity commitments/outflows in the different periods analyzed. The analysis considers four scenarios: one central and three crisis-related (systemic crisis; unexpected internal crisis with a considerable rating downgrade and/or affecting the ability to issue in wholesale markets and the perception of business risk by the banking intermediaries and the entity’s clients; and a mixed scenario, as a combination of the two aforementioned scenarios). Each scenario considers the following factors: existing market liquidity, customer behavior and sources of funding, the impact of rating downgrades, market values of liquid assets and collateral, and the interaction between liquidity requirements and the development of BBVA's credit quality.
The stress tests conducted on a regular basis by GRM reveal that BBVA maintains a sufficient buffer of liquid assets to deal with the estimated liquidity outflows in a scenario resulting from the combination of a systemic crisis and an unexpected internal crisis, during a period of longer than 3 months in general for the different LMU (including Turkey closing the year above 6 months), including in the scenario of a significant downgrade of the Bank’s rating by up to three notches.
Together with the results of the stress tests and the risk metrics, the early warning indicators play an important role within the corporate model and the Liquidity Contingency Plan. They are mainly indicators of the funding structure, in relation to asset encumbrance, counterparty concentration, flights of customer deposits, unexpected use of credit facilities, and of the market, which help anticipate possible risks and capture market expectations.
Finance is the area responsible for the elaboration, monitoring, execution and update of the liquidity and funding plan and of the market access strategy to assist in and improve the stability and diversification of the wholesale funding sources.
In order to implement and establish management in an anticipated manner, limits are set on an annual basis for the main management metrics that form part of the budgeting process for the liquidity and funding plan. This framework of limits contributes to the planning of the joint future performance of:
–The loan book, considering the types of assets and their degree of liquidity, as well as their validity as collateral in collateralized funding.
–Stable customer funds, based on the application of a methodology for establishing which segments and customer balances are considered to be stable or volatile funds based on the principle of sustainability and recurrence of these funds.
–Projection of the credit gap, in order to require a degree of self-funding that is defined in terms of the difference between the loan-book and stable customer funds.
–Incorporating the planning of securities portfolios into the banking book, which include both fixed-interest and equity securities, and are classified as financial assets at fair value through other comprehensive income and at amortized cost, and additionally on trading portfolios.
–The structural gap projection, as a result of assessing the funding needs generated both from the credit gap and by the securities portfolio in the banking book, together with the rest of on-balance-sheet wholesale funding needs, excluding trading portfolios. This gap therefore needs to be funded with customer funds that are not considered stable or on wholesale markets.
As a result of these funding needs, the BBVA Group plans the target wholesale funding structure according to the tolerance set in each LMU target.
Thus, once the structural gap has been identified and after resorting to wholesale markets, the amount and composition of wholesale structural funding is established in subsequent years, in order to maintain a diversified funding mix and guarantee that there is not a high reliance on short-term funding (short-term wholesale funding plus volatile customer funds).
In practice, the execution of the principles of planning and self-funding at the different LMU results in the Group’s main source of funding being customer deposits, which consist mainly of demand deposits, savings deposits and time deposits.
As sources of funding, customer deposits are complemented by access to the interbank market and the domestic and international capital markets in order to address additional liquidity requirements, implementing domestic and international programs for the issuance of commercial paper and medium and long-term debt.
The process of analysis and assessment of the liquidity and funding situation and of the inherent risks is a process carried out on an ongoing basis in the BBVA Group, with the participation of all the Group areas involved in liquidity and funding risk management. This process is carried out at both local and corporate level. It is incorporated into the decision- making process for liquidity and funding management, with integration between the risk appetite strategy and establishment and the planning process, the funding plan and the limits scheme.
Liquidity and funding performance
The BBVA Group maintains an adequate and dynamic funding structure with a predominantly retail nature, where customer resources represent the main source of funding.
During 2022, in an environment of higher uncertainty, liquidity conditions have remained comfortable in all the countries where the BBVA Group operates. It should be noted that the war in Ukraine has not had a significant impact on the liquidity and funding situation of the BBVA Group units.
The performance of the indicators show that the funding structure remained steady during 2022, 2021 and 2020, in the sense that all LMU held self-funding levels with stable customer resources above the requirements.

LtSCD by LMU
	2022	2021	2020
Group (average)	96%	95%	95%
BBVA, S.A.	98%	98%	97%
BBVA Mexico	98%	93%	98%
Garanti BBVA	83%	81%	95%
Other LMU	96%	93%	86%
With respect to LCR, the Group has maintained a liquidity buffer at both a consolidated and individual level in 2022. As a result, the ratio has remained comfortably above 100%, with the consolidated ratio as of December 31, 2022 standing at 159%.
Although this requirement is only established at a Group level, for banks in the Eurozone, the minimum level required is comfortably exceeded in all subsidiaries. It should be noted that the calculation of the Consolidated LCR does not allow the transfer of liquidity between subsidiaries, so no excess liquidity may be transferred from these entities for the purpose of calculating the consolidated ratio. If the impact of these highly liquid assets was considered, the LCR would be 201%, or 42 basis points above the required level.

LCR main LMU
0	2022	2021	2020
Group	159%	165%	149%
BBVA, S.A.	186%	190%	173%
BBVA Mexico	199%	245%	196%
Garanti BBVA	185%	211%	183%
One of the key elements in BBVA's Group liquidity and funding management is the targeted maintenance of large high quality liquidity buffers in all business areas where the group operates.
Each entity maintains a consistent liquidity buffer at the individual level for BBVA, S.A. and for each of its subsidiaries, such as BBVA Mexico, Garanti BBVA and the Latin American subsidiaries.
In this respect, the Group has maintained for the last 12 months an average volume of high quality liquid assets (HQLA) amounting to €140.3 billion, among which, 95% correspond to maximum quality assets (LCR Level 1).
The table below shows the liquidity available by instrument as of December 31, 2022, 2021 and 2020 for the most significant entities based on prudential supervisor’s information (Commission Implementing Regulations (EU) 2017/2114 of November 9, 2017):

Liquidity available by instrument (Millions of Euros)
	BBVA, S.A.			BBVA Mexico			Garanti BBVA			Other
	2022	2021	2020	2022	2021	2020	2022	2021	2020	2022	2021	2020
Cash and withdrawable central bank reserves	48,271	35,258	39,330	12,865	12,146	8,930	6,731	8,179	6,153	5,265	6,469	6,831
Level 1 tradable assets	33,081	37,272	48,858	13,974	13,881	9,205	9,165	5,549	7,019	7,836	6,036	6,237
Level 2A tradable assets	3,450	5,234	5,119	47	74	106	—	—	—	—	—	—
Level 2B tradable assets	3,471	9,492	6,080	35	28	11	—	—	—	1	2	—
Other tradable assets	22,708	27,870	20,174	467	343	421	285	722	701	1,035	934	745
Non tradable assets eligible for central banks	—	—	—	—	—	—	—	—	—	—	—	—
Cumulated counterbalancing capacity	110,981	115,127	119,560	27,388	26,472	18,672	16,181	14,449	13,873	14,136	13,440	13,814
The Net Stable Funding Ratio (NSFR), defined as the result between the amount of stable funding available and the amount of stable funding required, requiring banks to maintain a stable financing profile in relation to the composition of their assets and off-balance sheet activities. This ratio should be at least 100% at all times. The NSFR ratio of the BBVA Group, stood at 135% as of December 31, 2022.
The NSFR of BBVA Group and its main LMU at December 31, 2022, 2021 and 2020, was the following:

NSFR main LMU
	2022	2021	2020 ⁽¹⁾
Group	135%	135%	127%
BBVA, S.A.	125%	126%	121%
BBVA Mexico	143%	149%	138%
Garanti BBVA	166%	162%	154%
(1) 2020 Ratio calculated based on the Basel requirements.
Below is a matrix of residual maturities by contractual periods based on supervisory prudential reporting as of December 31, 2022, 2021 and 2020:

December 2022. Contractual maturities (Millions of Euros)
	Demand	Up to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 3 years	3 to 5 years	Over 5 years	Total
ASSETS
Cash, cash balances at central banks and other demand deposits	9,227	66,497	—	—	—	—	—	—	—	—	75,724
Deposits in credit entities	—	3,870	319	433	434	468	242	183	6	83	6,040
Deposits in other financial institutions	3	2,199	1,012	746	516	344	971	816	551	830	7,988
Reverse repo, securities borrowing and margin lending	—	31,049	5,743	3,368	1,432	1,127	4,582	1,354	2,400	289	51,343
Loans and advances	99	24,622	32,009	25,622	14,827	16,766	41,049	32,510	43,828	96,201	327,534
Securities' portfolio settlement	1	4,031	4,107	8,200	4,305	4,746	18,417	8,744	23,307	31,480	107,338

December 2022. Contractual maturities (Millions of Euros)
	Demand	Up to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 3 years	3 to 5 years	Over 5 years	Total
LIABILITIES
Wholesale funding	—	1,841	4,434	1,050	3,148	2,017	6,318	9,423	13,282	18,145	59,658
Deposits from financial institutions	2,176	7,885	628	806	56	694	648	211	396	399	13,899
Deposits from other financial institutions and international agencies	7,392	5,760	1,465	464	379	758	700	293	594	727	18,532
Customer deposits	302,667	38,951	18,542	6,776	2,575	2,870	1,476	1,276	798	273	376,203
Security pledge funding	—	51,638	14,543	17,736	866	1,503	8,136	1,524	3,493	575	100,013
Derivatives, net	—	(253)	24	(1,010)	(23)	175	40	(153)	(466)	(3,717)	(5,383)

December 2021. Contractual maturities (Millions of Euros)
	Demand	Up to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 3 years	3 to 5 years	Over 5 years	Total
ASSETS
Cash, cash balances at central banks and other demand deposits	39,761	24,598	—	—	—	—	—	—	—	—	64,359
Deposits in credit entities	—	3,781	400	790	373	299	211	166	8	26	6,056
Deposits in other financial institutions	2	901	801	584	727	432	694	470	261	469	5,343
Reverse repo, securities borrowing and margin lending	—	33,856	11,611	2,945	1,063	1,692	2,188	2,239	1,118	739	57,451
Loans and advances	174	18,531	23,185	22,141	11,769	13,782	39,656	30,049	44,508	94,780	298,574
Securities' portfolio settlement	10	1,779	3,606	3,395	2,333	3,958	18,854	13,135	17,214	47,331	111,614

December 2021. Contractual maturities (Millions of Euros)
	Demand	Up to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 3 years	3 to 5 years	Over 5 years	Total
LIABILITIES
Wholesale funding	—	3,065	1,077	3,498	2,914	1,885	9,477	4,931	12,332	19,991	59,169
Deposits from financial institutions	1,936	4,257	415	825	183	924	496	146	146	579	9,907
Deposits from other financial institutions and international agencies	8,894	2,728	1,700	382	289	227	578	231	337	722	16,087
Customer deposits	281,812	28,806	11,814	4,867	1,717	1,520	1,740	578	863	416	334,132
Security pledge funding	—	52,437	6,858	2,485	1,513	8,252	29,954	5,527	4,755	1,490	113,269
Derivatives, net	(33)	(395)	(176)	(326)	(66)	(641)	100	(122)	(155)	(66)	(1,880)

December 2020. Contractual maturities (Millions of Euros) ⁽¹⁾
	Demand	Up to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 3 years	3 to 5 years	Over 5 years	Total
ASSETS
Cash, cash balances at central banks and other demand deposits	42,518	32,741	—	—	—	—	—	—	—	—	75,258
Deposits in credit entities	—	3,616	677	921	356	461	117	120	2	39	6,309
Deposits in other financial institutions	—	2,202	855	797	734	543	1,251	721	515	500	8,119
Reverse repo, securities borrowing and margin lending	—	20,033	4,757	1,351	364	368	3,320	1,849	891	1,089	34,021
Loans and advances	279	16,939	24,280	23,012	15,579	17,032	46,182	38,851	51,709	110,173	344,036
Securities' portfolio settlement	—	3,896	6,680	6,557	5,084	13,014	9,858	15,494	17,231	50,045	127,859
(1) It includes the balance of the companies in the United States (see Notes 3 and 21).

December 2020. Contractual maturities (Millions of Euros) ⁽¹⁾
	Demand	Up to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 3 years	3 to 5 years	Over 5 years	Total
LIABILITIES
Wholesale funding	—	4,750	2,618	3,963	1,283	1,543	10,573	7,505	12,793	23,839	68,868
Deposits from financial institutions	8,838	7,859	254	741	152	726	825	189	166	371	20,120
Deposits from other financial institutions and international agencies	12,735	4,324	2,694	588	353	272	957	337	459	870	23,589
Customer deposits	308,360	39,978	13,416	6,808	4,526	4,366	3,361	1,213	869	799	383,694
Security pledge funding	—	41,239	5,301	1,643	1,192	368	11,304	28,510	3,740	1,516	94,812
Derivatives, net	—	(722)	15	(961)	(85)	134	(400)	(157)	(264)	(159)	(2,599)
(1) It includes the balance of the companies in the United States (see Notes 3 and 21)
With regard to the financing structure, the loan portfolio is mostly financed by retail deposits. The “demand” maturity bucket mainly contains the retail customer sight accounts whose behavior historically showed a high level of stability and little concentration. According to a behavior analysis which is done every year in every entity, this type of account is considered to be stable and for liquidity risk purposes receive a better treatment.
The most relevant aspects related to the main geographical areas are the following:
–BBVA, S.A. has maintained an adequate liquidity position. Commercial activity has generated liquidity due to greater growth in customer deposits than in loans, especially in the last quarter of the year. In December, the Bank began the repayment of the TLTRO III program for an amount of €12 billion, corresponding to approximately one third of the total drawdown amount. On the other hand, in order to maintain sufficient collateral available, mortgage coverage and territorial bonds have been issued for an amount of €2 billion, which are held by BBVA. Likewise, mortgage securitizations were issued and are held by BBVA, generating collateral for an amount of €4.4 billion.
–In BBVA Mexico, commercial activity has drained liquidity during 2022, due to the growth in lending activity that exceeded the growth of customer funds. Despite this, BBVA Mexico continues to hold a liquidity position that is deemed to be adequate and has carried out a cost-efficient funding management in an environment of rising rates.
–In Turkey, in the year 2022, the lending gap in local currency has been reduced, due to a greater growth in Turkish lira-denominated deposits than in loans. The lending gap in foreign currency has increased due to reductions in foreign currency deposits as a result of the measures established by the Turkish central bank to encourage Turkish lira deposits, partially offset by lower loans in foreign currency. Garanti BBVA continues to maintain a liquidity position which is considered to be adequate. For its part, the Central Bank of Turkey has continued to implement measures in order to reduce the dollarization of the economy.
–In South America, the liquidity situation remains adequate throughout the region. In Argentina, liquidity continues to increase in the system and in BBVA due to a higher growth in deposits than in loans in local currency. In BBVA Colombia, lending activity grew more than funds, though this did not compromise the liquidity position of the bank due to the increase in longer-term deposits. BBVA Peru maintained stable liquidity levels, thanks to the solid growth of deposits in an environment of reduced local currency lending due to the expiration of loans covered by COVID-19 programs. The recent political instability has not had a material impact on liquidity.
The main wholesale financing transactions carried out by the companies of the BBVA Group are listed below:
–In relation to BBVA, S.A. during the year 2022 it has made an issuance of senior non-preferred debt in an amount of €1 billion, two series of senior non-preferred debt securities in an aggregate amount of USD 1.8 billion, six series of senior preferred debt securities in an aggregate amount of €4.1 billion, a senior preferred bond (green bond) issuance for €1.3 billion and two senior preferred bond (green bond) issuances in an aggregate amount of 425 million Swiss francs. Additionally, in May 2022, the convertible preferred shares (CoCos) issued by BBVA in May 2017 were redeemed early and in June 2022 a loan securitization transaction was completed in connection with vehicle financing loans for an amount of €1.2 billion.
–For its part, BBVA Mexico issued a sustainable bond for 10 billion Mexican pesos (approximately €480 million), consequently becoming the first private bank to carry out an issue of this type in Mexico, taking as reference the TIIE rate (Interbank Equilibrium Interest Rate used in Mexico).
–Garanti BBVA renewed 100% of a syndicated loan indexed to environmental, social and corporate governance criteria consisting of two separate tranches of USD 283.5 million and €290.5 million, respectively, both maturing in one year. It also renewed the second part of a syndicated loan (USD 155 million or €239 million), renewing 65% of its amount, in line with its strategy and in line with the banks of the peer group. Garanti BBVA also carried out a sustainable financing round of USD 75 million in 2022.
–BBVA Colombia closed a financing with International Finance Corporation (IFC) for USD 60 million over 3 years. A financing transaction of USD 200 million over 5 years and another of USD 40 million over 3 years was also carried out.
Asset encumbrance
As of December 31, 2022, 2021 and 2020, the encumbered (those provided as collateral for certain liabilities) and unencumbered assets are broken down as follows:

Encumbered and unencumbered assets (Millions of Euros)
	Encumbered assets						Unencumbered assets
	Book value			Fair value			Book value			Fair value
	2022	2021	2020	2022	2021	2020	2022	2021	2020	2022	2021	2020
Assets	92,916	114,336	121,999				620,257	548,548	614,260
Equity instruments	819	307	2,134	819	307	2,134	11,293	22,280	14,556	11,293	22,280	14,556
Debt securities	33,533	31,557	29,379	32,291	29,527	26,112	93,238	89,307	100,108	93,238	89,307	100,108
Loans and advances and other assets	58,563	82,472	90,486				515,726	436,962	499,595
The committed value of "Loans and Advances and other assets" corresponds mainly to loans linked to the issue of covered bonds, territorial bonds or long-term securitized bonds (see Note 22.4) as well as those used as a guarantee to access certain funding transactions with central banks. Debt securities and equity instruments correspond to underlying that are delivered in repos with different types of counterparties, mainly clearing houses or credit institutions, and to a lesser extent central banks. Collateral provided to guarantee derivative transactions is also included as committed assets.
As of December 31, 2022, 2021 and 2020, collateral pledges received mainly due to repurchase agreements and securities lending, and those which could be committed in order to obtain funding are provided below:

Collateral received (Millions of Euros)
	Fair value of encumbered collateral received or own debt securities issued			Fair value of collateral received or own debt securities issued available for encumbrance			Fair value of collateral received or own debt securities issued not available for encumbrance
	2022	2021	2020	2022	2021	2020	2022	2021	2020
Collateral received	40,701	40,905	30,723	9,415	17,029	8,652	1,279	1,719	1,071
Equity instruments	323	289	239	759	265	204	—	—	—
Debt securities	40,378	40,616	30,484	8,656	16,764	8,448	1,279	1,719	1,071
Loans and advances and other assets	—	—	—	—	—	—	—	—	—
Own debt securities issued other than own covered bonds or ABSs	—	—	3	92	50	94	—	—	—
The guarantees received in the form of reverse repurchase agreements or security lending transactions are committed by their use in repurchase agreements, as is the case with debt securities.
As of December 31, 2022, 2021 and 2020, financial liabilities issued related to encumbered assets in financial transactions as well as their book value were as follows:

Sources of encumbrance (Millions of Euros)
	Matching liabilities, contingent liabilities or securities lent			Assets, collateral received and own debt securities issued other than covered bonds and ABSs encumbered
	2022	2021	2020	2022	2021	2020
Book value of financial liabilities	122,400	137,242	131,352	128,628	151,275	147,523
Derivatives	15,950	15,368	16,611	16,699	15,191	16,348
Deposits	95,728	109,311	98,668	99,077	120,957	111,726
Outstanding subordinated debt	10,722	12,563	16,073	12,852	15,127	19,449
Other sources	731	620	653	4,989	3,966	5,202